Filed with the U.S. Securities and Exchange Commission on August 26, 2020
1933 Act Registration File No. 333-206240
1940 Act File No. 811-23084
UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N‑1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933		[	X	]
Pre-Effective Amendment No.		[		]
Post-Effective Amendment No.	103	[	X	]

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940		[	X	]
Amendment No.	106	[	X	]

(Check appropriate box or boxes.)

SERIES PORTFOLIOS TRUST
(Exact Name of Registrant as Specified in Charter)

615 East Michigan Street
Milwaukee, WI 53202
(Address of Principal Executive Offices, including Zip Code)

Registrant’s Telephone Number, including Area Code: (414) 765-6115

Ryan L. Roell, President and Principal Executive Officer
Series Portfolios Trust
615 East Michigan Street
Milwaukee, WI 53202
(Name and Address of Agent for Service)

Copy to:

Marco Adelfio Goodwin Procter LLP 1900 N Street, NW Washington, DC 20036

It is proposed that this filing will become effective

☐	immediately upon filing pursuant to paragraph (b)
☒	on August 28, 2020 pursuant to paragraph (b)
☐	60 days after filing pursuant to paragraph (a)(1)
☐	on pursuant to paragraph (a)(1)
☐	75 days after filing pursuant to paragraph (a)(2)
☐	on pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box

[ ]	this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Explanatory Note: This Post-Effective Amendment No. 103 to the Registration Statement of Series Portfolios Trust (the “Trust”) is being filed for the purpose of adding the audited financial statements and certain related financial information for the fiscal year ended April 30, 2020, for the Trust’s series: Oakhurst Strategic Defined Risk Fund.

Oakhurst Strategic Defined Risk Fund

Institutional Class	OASDX
Advisor Class	(not available for purchase)

PROSPECTUS
August 28, 2020

A series of Series Portfolios Trust (the “Trust”)

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (www.oakhurstfunds.com, when the website becomes operational), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or a bank) or, if you are a direct investor, by calling 1-844-625-4778 or by enrolling at www.oakhurstfunds.com when the website becomes operational.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call 1-844-625-4778 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all Funds held in your account if you invest through your financial intermediary.

The U.S. Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Summary Section

Oakhurst Strategic Defined Risk Fund

Investment Objective
The Oakhurst Strategic Defined Risk Fund (the “Fund”) seeks capital appreciation while seeking to limit short-term risk.

Fees and Expenses of the Fund
The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $25,000 in the Oakhurst family of funds. More information about these and other discounts is available from your financial professional and in “ How to Purchase Shares of the Fund - Advisor Class Shares” beginning on page 13 of this Prospectus.

Shareholder Fees (fees paid directly from your investment)	Institutional Class	Advisor Class
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	5.75%
Maximum Deferred Sales Charge (Load) (as a percentage of Advisor Class shares of $1 million or more redeemed within 18 months of purchase)	None	1.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Institutional Class	Advisor Class
Management Fees	1.00%	1.00%
Distribution and Service (Rule 12b-1) Fees	None	0.25%
Shareholder Servicing Fee	0.10%	0.10%
Other Expenses	1.02%	1.02%
Broker Interest Expense	0.06%	0.06%
All Other Expenses	0.96%	0.96%
Acquired Fund Fees and Expenses(1)	0.12%	0.12%
Total Annual Fund Operating Expenses	2.24%	2.49%
Fee Waiver and/or Expense Reimbursement	-0.46%	-0.46%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement(2)	1.78%	2.03%

(1)
Acquired Fund Fees and Expenses (“AFFE”) are the indirect costs of investing in other investment companies. The operating expenses in this fee table will not correlate to the expense ratio in the Fund’s financial highlights because the financial statements include only the direct operating expenses incurred by the Fund.

(2)
The Fund’s investment advisor has contractually agreed to waive a portion or all of its management fees and reimburse Fund expenses (excluding front-end or contingent deferred sales loads, Rule 12b-1 fees, shareholder servicing plan fees, AFFE, taxes, leverage/borrowing interest, interest expense, dividends on securities sold short, brokerage and other transactional expenses, expenses incurred in connection with any merger or reorganization, or extraordinary expenses) in order to limit the Total Annual Fund Operating Expenses to 1.50% of the average daily net assets of the Fund (the “Expense Cap”). The Expense Cap will remain in effect through at least August 28, 2021 , and may be terminated at any time upon 60 days’ written notice by the Trust’s Board of Trustees (the “Board”) or by the Fund’s investment advisor. The advisor may request recoupment of previously waived fees and reimbursed expenses from the Fund for three years from the date they were waived or reimbursed, provided that after payment of the recoupment, the Total Annual Fund Operating Expenses do not exceed the lesser of the Expense Cap: (i) in effect at the time of the waiver or reimbursement; or (ii) in effect at the time of recoupment.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (taking into account the Expense Cap for the duration of the Expense Cap only). Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Institutional Class	$181	$656	$1,158	$2,539
Advisor Class	$869	$1,265	$1,785	$3,206

You would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Advisor Class	$769	$1,265	$1,785	$3,206

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the Fund’s most recent fiscal year ended April 30, 2020, the Fund’s portfolio turnover rate was 214% of the average value of its portfolio.

Principal Investment Strategies
Under normal circumstances, the Fund invests in a portfolio of equity securities of companies that are representative of the S&P 500 Index (the “Index”) or in exchange-traded funds (“ETFs”) that are designed to replicate the performance of the Index or whose holdings are representative of the Index. The Fund simultaneously uses options on ETFs in which the Fund may invest and invests in ETFs that invest in debt securities and U.S. Treasury securities to enhance the Fund’s potential returns during up markets while seeking to limit losses during down markets. The performance of the Fund is not intended to match the performance of the Index.

The Fund’s investment advisor, Oakhurst Advisors, LLC (the “Advisor”), selects an appropriate combination of equity securities, ETFs that are designed to replicate the performance of the Index or whose holdings are representative of the Index, and options on ETFs in consideration of current market conditions. The Advisor seeks to maintain a balance between risk and reward over the course of different market and volatility cycles when selecting the appropriate combination.

The Fund writes or purchases call or put options. Under normal circumstances, the Fund writes or purchases options on ETFs that are designed to replicate the performance of the Index or whose holdings are representative of the Index. The use of options may give rise to leverage. Leverage is investment exposure which exceeds the initial amount invested. Leverage can cause the Fund to lose more than the principal amount invested.

The Advisor may engage in active trading of the Fund’s portfolio investments to achieve the Fund’s investment objective with a relatively consistent risk level over time. The Fund will also invest in U.S. Treasury securities to serve as collateral for the Fund’s investments, to provide income to cover the cost of the Fund’s use of options, or as otherwise deemed appropriate by the Advisor in seeking to achieve the Fund’s investment objective.

The Advisor may rebalance the Fund’s investments if a more attractive investment opportunity becomes available. The Fund’s options will have strike prices and expiration dates selected by the Advisor to maximize potential for generating equity-like returns and to provide downside protection.

Principal Risks of Investing in the Fund
As with any mutual fund, there are risks to investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. Remember that, in addition to possibly not achieving your investment goals, you could lose all or a portion of your investment in the Fund over short or even long periods of time. The principal risks of investing in the Fund are summarized below. The principal risks are presented in alphabetical order to facilitate finding particular risks and comparing them with other funds. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears.

Active Management Risk. The Fund is actively managed and subject to the risk that the Advisor’s use of investment techniques and risk analyses to make investment decisions fails to perform as expected, which may cause the Fund to lose value.

Correlation Risk. The Fund’s investment strategy of buying and selling options will result in performance that differs from that of the Index. The call options written by the Fund will limit the Fund’s opportunity to participate in increases when the ETFs in which the Fund invests perform well.

Debt Securities Risk.  Increases in interest rates typically lower the value of debt securities. Investments in debt securities include credit risk. There is also the risk that a bond issuer may “call,” or repay its high yielding bonds before their maturity dates. Debt securities subject to prepayment can offer less potential for gains during a declining interest rate environment and similar or greater potential for loss in a rising interest rate environment. Limited trading opportunities for certain debt securities may make it more difficult to sell or buy a security at a favorable price or time.

Derivatives Risk. The Fund buys and sells options, which are instruments that derive their performance from underlying equity securities, also referred to as “derivatives.” Derivatives can be volatile, and the Fund could experience a loss if its derivatives do not perform as anticipated, or are not correlated with the performance of their underlying security or index.

Equity Risk. The Fund invests in common stocks or ETFs that invest in common stocks and options that derive their performance from the S&P 500 Index, which is made up of common stocks. Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change.

Exchange-Traded Funds Risk. The risks of investments in ETFs reflect the risks of the underlying instruments in which the ETF invests. When the Fund invests in ETFs, shareholders of the Fund indirectly bear a proportionate share of the ETF’s fees and expenses, as well as their share of the Fund’s fees and expenses. As a result, an investment by the Fund in an ETF could cause the Fund’s operating expenses (taking into account indirect expenses such as the fees and expenses of the ETF) to be higher and, in turn, performance to be lower than if the Fund were to invest directly in the instruments held by the ETF. Trading on an exchange does not guarantee a liquid market will exist for an ETF. ETFs may trade at a premium or a discount to their net asset value.

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General Market Risk. The value of the Fund’s shares will fluctuate based on the performance of the Fund’s investments and other factors affecting the securities markets generally. The value of the Fund’s investments may be negatively affected by the occurrence of global events such as war, terrorism, environmental disasters, natural disasters or events, country instability, and infectious disease epidemics.

High Portfolio Turnover Risk.  A high portfolio turnover rate (100% or more) has the potential to result in the realization and distribution to shareholders of higher capital gains, which may subject you to a higher tax liability. High portfolio turnover also necessarily results in greater transaction costs which may reduce Fund performance.

Large Capitalization Risk. Larger, more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Larger companies also may not be able to attain the high growth rates of successful smaller companies.

Leverage Risk. Some transactions may give rise to a form of economic leverage and may expose the Fund to greater risk and increase its costs. Leverage can magnify the Fund’s gains and losses, and therefore increase its volatility.

Management Risk. The Advisor’s investment strategies for the Fund may not result in an increase in the value of your investment or in overall performance equal to other investments, and your investment may lose value.

Options Risk. Options transactions involve special risks that may make it difficult or impossible to close a position when the Fund desires. A fund that purchases options, which are a type of derivative, is subject to the risk that gains, if any, realized on the position, will be less than the amount paid as premiums to the writer of the option. A fund that writes options receives a premium that may be small relative to the loss realized in the event of adverse changes in the value of the underlying instruments. A fund that writes covered call options gives up the opportunity to profit from any price increase in the underlying security above the option exercise price while the option is in effect.

Tax Risk. The Fund’s investments in options may subject the Fund to special tax rules, the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund’s securities, convert long-term capital gains into short-term capital gains or convert short-term capital losses into long-term capital losses. Premiums earned by the Fund from its use of options investments are treated as short-term capital gains, and are taxable as ordinary income.

U.S. Government Securities Risk. Investing in securities backed by the U.S. Treasury or the full faith and credit of the U.S. government are guaranteed only as to the timely payment of interest and principal when held to maturity. Accordingly, the current market values for these securities will fluctuate with changes in interest rates.

Valuation Risk. The sales price the Fund could receive for any particular portfolio investment may differ from the Fund’s valuation of the investment. Investors who purchase or redeem Fund shares on days when the Fund is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the Fund had not fair-valued the security or used a different valuation methodology.

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Performance
The following bar chart and table provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual total returns for one-year and since inception compare with that of a broad-based securities index and one or more other performance measures. The returns in the bar chart and best/worst quarter are for Institutional Class shares, which do not have sales charges. The performance of Advisor Class shares (when available) would be lower due to a differing expense structure and sales charges. The returns in the table below reflect the Expense Cap. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future and does not guarantee future results. On May 20, 2019, the Fund’s principal investment strategies were substantially revised; therefore, the performance and average annual return totals shown for the periods prior to May 20, 2019 is likely to have differed had the Fund’s current investment strategy been in effect during those periods.

Updated performance information will be available on the Fund’s website at www.oakhurstfunds.com (when the website becomes operational) or by calling the Fund toll-free at 844-OAKHRST (844-625-4778). As of the date of this Prospectus, the Fund’s website is not operational.

Calendar Year Returns as of December 31
Institutional Class Shares

The calendar year-to-date return for the Fund’s Institutional Class shares as of June 30, 2020 was -1.46%.

During the period shown in the bar chart, the best performance for a quarter was 5.43% (for the quarter ended March 31, 2019 ) and the worst performance was -7.96% (for the quarter ended December 31, 2018 ).

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Average Annual Total Return as of December 31, 2019
Oakhurst Strategic Defined Risk Fund	1 Year	Since Inception (May 10, 2017)
Institutional Class Shares
Return Before Taxes	9.63%	2.86%
Return After Taxes on Distributions	9.03%	2.38%
Return After Taxes on Distributions and Sale of Fund Shares	6.13%	2.16%
S&P 500 Total Return Index (reflects no deduction for fees, expenses or taxes)	31.49%	14.15%
S&P 500 Index* (reflects no deduction for fees, expenses or taxes)	28.88%	11.91%

* The Fund has replaced the S&P 500 Total Return Index with the S&P 500 Index. The Advisor believes that the use of the S&P 500 Index provides a more appropriate comparative benchmark.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are only shown for Institutional Class shares and will vary from those of Advisor Class shares (once available).

Management

Investment Advisor
The Fund’s investment advisor is Oakhurst Advisors, LLC.

Portfolio Managers
The Fund’s portfolio is managed on a day-to-day basis by Jason Ozur, Senior Managing Director of the Advisor, and Jeffrey Garden, Portfolio Manager of the Advisor. Messrs. Ozur and Garden have served as portfolio managers of the Fund since its inception in May of 2017.

Purchase and Sale of Fund Shares
You may purchase or redeem Fund shares on any day that the NYSE is open for business by written request via mail to Oakhurst Strategic Defined Risk Fund, c/o U.S. Bank Global Fund Services, P.O. Box 701, Milwaukee, Wisconsin 53201-0701, by wire transaction, by contacting the Fund by telephone at 844-OAKHRST (844-625-4778), by wire transfer, or through a financial intermediary. Investors who wish to purchase or redeem Fund shares through a financial intermediary should contact the financial intermediary directly. The minimum initial and subsequent investment amounts are shown below.

	Institutional Class	Advisor Class
Minimum Initial Investment	$25,000	$1,000
Minimum Subsequent Investment	$250	$250

Tax Information
The Fund’s dividends and distributions may be subject to Federal income taxes and will be taxed as ordinary income or capital gains, unless you are a tax-exempt organization or are investing through a tax-deferred

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arrangement such as a 401(k) plan or individual retirement account. You may be taxed later upon withdrawal of monies from such tax-deferred arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund and/or its Advisor may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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Investment Objective, Principal Investment Strategies and Related Risks

Investment Objective

The Fund seeks capital appreciation while seeking to limit short-term risk. The Fund’s objective is not fundamental, and may be changed by the Board without shareholder approval.

Principal Investment Strategies
Under normal circumstances, the Fund invests in a portfolio of equity securities of companies that are representative of the Index or in ETFs that are designed to replicate the performance of the Index or whose holdings are representative of the Index. The Index is a market capitalization weighted index of the 500 largest U.S. publicly traded companies by market value. The Fund’s investments in ETFs may include ETFs that seek to track the performance of the Index, but the performance of the Fund is not intended to match the performance of the Index. The Fund simultaneously uses options on ETFs, ETFs that invest in debt securities and U.S. Treasury securities to enhance the Fund’s potential returns during up markets while seeking to limit losses during down markets.

The Fund’s investment strategy utilizes multiple approaches, including:

1)	investing in an equity portfolio of companies that are representative the Index;

2)	writing (selling) call options against the Fund’s equity positions that are covered by cash or U.S. Treasury securities;

3)	purchasing and/or selling combinations of Index-related puts and put spreads and calls and call spreads; and

4)	purchasing U.S. Treasury securities.

The Fund writes call options with strike prices and expiration dates designed to reduce the volatility of the Fund’s investment portfolio and to earn premiums. A call option gives the holder (buyer) the right to purchase a security at a specified price (the exercise price) at any time until a certain date (the expiration date). The Fund will use cash or U.S. Treasury securities to cover the written call options. The Fund may utilize put options to lower the overall volatility of the Fund’s investment portfolio, to “hedge” or limit the exposure of the Fund’s position. The Fund will also invest in U.S. Treasury securities.

Temporary Defensive Positions. The Fund may, from time to time, take temporary defensive positions that are inconsistent with the Fund’s principal investment strategies in an attempt to respond to adverse or unstable market, economic, political, or other conditions. During such times, the Fund may hold up to 100% of its portfolio in cash or cash equivalent positions. When the Fund takes a temporary defensive position, the Fund may not be able to pursue its investment objectives.

Principal Risks of Investing in the Fund
Before investing in the Fund, you should carefully consider your own investment goals, the amount of time you are willing to leave your money invested, and the amount of risk you are willing to take. Remember that, in addition to possibly not achieving your investment goals, you could lose all or a portion of your investment in the Fund. This section provides additional information regarding the principal risks described in the Fund Summary above. Each of the factors below could have a negative impact on the Fund’s performance.

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Active Management Risk. The Fund is actively managed and subject to the risk that the Advisor’s use of investment techniques and risk analyses to make investment decisions fails to perform as expected, which may cause the Fund to lose value or underperform other investments with similar objectives and strategies or the market in general.

Correlation Risk. The Fund’s investment strategy of buying and selling options will result in performance that differs from that of the Index. The call options written by the Fund will limit the Fund’s opportunity to participate in increases when the ETFs in which the Fund invests perform well. Further, the Fund incurs operating expenses and portfolio transaction costs not incurred by the Index.

Debt Securities Risk.  Increases in interest rates typically lower the value of debt securities. Investments in debt securities include credit risk, the risk that the issuer may be unable to make principal and interest payments when they are due. There is also the risk that a bond issuer may “call,” or repay its high yielding bonds before their maturity dates. Debt securities subject to prepayment can offer less potential for gains during a declining interest rate environment and similar or greater potential for loss in a rising interest rate environment. Limited trading opportunities for certain debt securities may make it more difficult to sell or buy a security at a favorable price or time.

Derivatives Risk. The Fund buys and sells options, which are instruments that derive their performance from underlying equity securities, also referred to as “derivatives.” Derivatives can be volatile, and the Fund could experience a loss if its derivatives do not perform as anticipated, or are not correlated with the performance of their underlying security or index, or if the Fund is unable to purchase or liquidate a position because of an illiquid secondary market. Changes in liquidity may result in significant, rapid, and unpredictable changes in the prices for derivatives.

Equity Risk. The Fund invests in common stocks or ETFs that invest in common stocks, options that derive their performance from the Index, which is made up of common stocks. Stock markets are volatile. The prices of stocks will fluctuate and can decline and reduce the value of the Fund’s investments. The value of equity securities purchased by the Fund could decline if the financial condition of the companies the Fund invests in decline, if overall market and economic conditions deteriorate, or due to factors that affect a particular industry or industries. In addition, the value of equity securities may fluctuate due to general market conditions that are not specifically related to a company or industry, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or generally adverse investor sentiment.

Exchange-Traded Funds Risk. The risks of investments in ETFs reflect the risks of the underlying instruments in which the ETF invests. When the Fund invests in ETFs, shareholders of the Fund indirectly bear a proportionate share of the ETF’s fees and expenses, as well as their share of the Fund’s fees and expenses. As a result, an investment by the Fund in an ETF could cause the Fund’s operating expenses (taking into account indirect expenses such as the fees and expenses of the ETF) to be higher and, in turn, performance to be lower than if the Fund were to invest directly in the instruments held by the ETF. Shareholders may invest directly in an ETF, and thereby avoid duplicative fees. Trading on an exchange does not guarantee a liquid market will exist for an ETF. Trading in an ETF may be halted if the trading in one or more of the ETF’s underlying securities is halted. ETFs may trade at a premium or discount to their net asset value.

General Market Risk. The market value of a security may go up or down in response to many factors including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity. Price changes may be temporary or last for extended periods. The value of the Fund’s investments may be negatively affected by the occurrence of

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global events such as war, terrorism, environmental disasters, natural disasters or events, country instability, and infectious disease epidemics.

High Portfolio Turnover Risk.  The Fund’s strategies may involve actively trading securities, resulting in a high portfolio turnover rate, which can increase transaction costs (thus lowering performance) and taxable distributions. A high portfolio turnover rate generally involves correspondingly greater brokerage commission expenses, which must be borne directly by the Fund, reducing Fund returns accordingly. The portfolio turnover rate of the Fund may vary from year to year.

Large Capitalization Risk. Larger, more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Larger companies also may not be able to attain the high growth rates of successful smaller companies. If valuations of large capitalization companies appear to be greatly out of proportion to the valuations of small or medium capitalization companies, investors may migrate to the stocks of small and medium-sized companies.

Leverage Risk. Some transactions may give rise to a form of economic leverage and may expose the Fund to greater risk and increase its costs. The use of leverage may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet any required asset segregation requirements. Increases and decreases in the value of the Fund’s portfolio will be magnified when the Fund uses leverage. Use of leverage can produce volatility and increase the risk that the Fund will lose more than it has invested.

Management Risk. The Advisor’s investment strategies for the Fund may not result in an increase in the value of your investment or in overall performance equal to other investments, and your investment may lose value.

Options Risk. Options transactions involve special risks that may make it difficult or impossible to close a position when the Fund desires. A fund that purchases options, which are a type of derivative, is subject to the risk that gains, if any, realized on the position, will be less than the amount paid as premiums to the writer of the option. A fund that writes options receives a premium that may be small relative to the loss realized in the event of adverse changes in the value of the underlying instruments. A fund that writes covered call options gives up the opportunity to profit from any price increase in the underlying security above the option exercise price while the option is in effect. Options may be more volatile than the underlying instruments. There may at times be an imperfect correlation between the movement in values of options and their underlying securities and there may at times not be a liquid secondary market for certain options. The Fund may be exposed to the risk that losses may exceed the amount originally invested. In addition, the Advisor will close out options trades approximately one year after the date in which the trades are entered and enter new options trades, which may affect the Fund’s portfolio turnover rate and the amount of brokerage commissions paid by the Fund.

Tax Risk. The Fund’s investments and investment strategies, including transactions in options contracts, may be subject to special and complex federal income tax provisions, the effect of which may be, among other things: (i) to disallow, suspend, defer or otherwise limit the allowance of certain losses or deductions; (ii) to accelerate income to the Fund; (iii) to convert long-term capital gain, which is currently subject to lower tax rates, into short-term capital gain or ordinary income, which are currently subject to higher tax rates; (iv) to convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited); (v) to treat dividends that would otherwise constitute qualified dividend income as non-qualified dividend income; and (vi) to produce income that will not qualify as good income under the gross income

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requirements that must be met for the Fund to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”).

U.S. Government Securities Risk. Investing in securities backed by the U.S. Treasury or the full faith and credit of the U.S. government are guaranteed only as to the timely payment of interest and principal when held to maturity. Accordingly, the current market values for these securities will fluctuate with changes in interest rates.

Valuation Risk. The lack of an active trading market may make it difficult to obtain an accurate price for a security held or option written by the Fund. If market conditions make it difficult to value securities or options, the Fund may value these securities or options using more subjective methods, such as fair value pricing. In such cases, the value determined for a security or option could be different than the value realized upon such security’s or option’s sale. As a result, an investor could pay more than the market value when buying Fund shares or receive less than the market value when selling Fund shares.

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Disclosure of Portfolio Holdings

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio holdings is available in the Fund’s Statement of Additional Information (“SAI”) and on the Fund’s website at www.oakhurstfunds.com. As of the date of this Prospectus, the Fund’s website is not yet operational.

Management of the Fund

Investment Advisor

The Fund’s investment advisor is Oakhurst Advisors, LLC, located at 1875 Century Park East, Suite 960, Los Angeles, CA 90067. The Advisor is an investment advisory firm formed in 2014 and registered with the SEC in 2016.

The Advisor is responsible for the day-to-day management of the Fund in accordance with the Fund’s investment objective and policies. The Advisor also furnishes the Fund with office space and certain administrative services and provides the advisory personnel needed to fulfill its obligations under its advisory agreement. For its services, the Fund pays the Advisor a monthly management fee that is calculated at the annual rate of 1.00% of the Fund’s average daily net assets. For the fiscal year ended April 30, 2020, the Advisor received 0.54% in management fees for its services to the Fund, net of waivers.

In addition, the Advisor has contractually agreed to waive a portion or all of its management fees and reimburse Fund expenses until at least August 28, 2021 to ensure that the Fund’s Total Annual Fund Operating Expenses after fee waiver and/or expense reimbursement (excluding front-end or contingent deferred sales loads, Rule 12b-1 fees, shareholder servicing plan fees, acquired fund fees and expenses, taxes, leverage/borrowing interest, interest expense, dividends on securities sold short, brokerage and other transactional expenses, expenses incurred in connection with any merger or reorganization, or extraordinary expenses) will not exceed 1.50% of the average daily net assets of the Fund (the “Expense Cap”). The Expense Cap will remain in effect through at least August 28, 2021, and may be terminated at any time upon 60 days’ written notice by the Board or the Advisor. The Advisor may request recoupment of previously waived fees and reimbursed Fund expenses from the Fund for three years from the date they were waived or reimbursed, provided that after payment of the recoupment, the Total Annual Fund Operating Expenses do not exceed the lesser of the Expense Cap: (i) in effect at the time of the waiver or reimbursement; or (ii) in effect at the time of recoupment.

A discussion regarding the basis for the Board’s approval of the Fund’s Advisory Agreement is available in the Fund’s semi-annual report to shareholders for the period ended October 31, 2019.

The Fund, as a series of the Trust, does not hold itself out as related to any other series of the Trust for purposes of investment and investor services, nor does it share the same investment advisor with any other series of the Trust.

Portfolio Managers

Jason Ozur is a Senior Managing Director of the Advisor. Mr. Ozur also serves as Senior Managing Director, President of Lido Advisors, LLC, a registered investment advisory firm that is an affiliate of the Advisor,

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since 2009. He has over 19 years of investment experience. Mr. Ozur is a licensed CPA (inactive) and holds the Series 65 license.

Jeffrey Garden is a Managing Director, Portfolio Manager of the Advisor. Mr. Garden has also served in various roles at Lido Advisors, LLC since 2014, including his current position as Director, Chief Investment Officer. From 2011 to 2013, he served as an investment advisor at Union Bank of Israel. Mr. Garden has over 10 years of investment experience and is a CFA Charterholder.

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and their ownership of Fund shares.

Shareholder Information

Pricing of Fund Shares

Net Asset Value. Shares of the Fund are sold at its NAV, plus any applicable sales charge. The NAV is determined by dividing the value of the Fund’s securities, cash and other assets, minus all liabilities, by the number of shares outstanding (assets – liabilities / number of shares = NAV). The NAV takes into account the expenses and fees of the Fund, including management, administration and other fees, which are accrued daily. The Fund’s share price is ordinarily calculated as of the scheduled close of regular trading (generally, 4:00 p.m. Eastern Time) on each day that the NYSE is open for business.

All shareholder transaction orders received in good order (as described below under “How to Purchase Shares of the Fund - Good Order Purchase Requests”) by the transfer agent, or an authorized financial intermediary by the close of the NYSE, generally 4:00 p.m. Eastern Time, will be processed at the applicable price on that day. Transaction orders received after the close of the NYSE will receive the applicable price on the next business day. The Fund’s NAV, however, may be calculated earlier if trading on the NYSE is restricted or as permitted by the SEC. The Fund does not determine the NAV of its shares on any day when the NYSE is not open for trading, such as weekends and certain national holidays as disclosed in the SAI (even if there is sufficient trading in its portfolio securities on such days to materially affect the NAV). In certain cases, fair value determinations may be made as described below under procedures as adopted by the Board.

Fair Value Pricing. Occasionally, market quotations are not readily available, are unreliable, or there may be events affecting the value of foreign securities or other securities held by the Fund that occur when regular trading on foreign exchanges is closed, but before trading on the NYSE is closed. Fair value determinations are then made in good faith in accordance with procedures adopted by the Board. Generally, the fair value of a portfolio security or other asset shall be the amount that the owner of the security or asset might reasonably expect to receive upon its current sale.

Attempts to determine the fair value of securities introduce an element of subjectivity to the pricing of securities. As a result, the price of a security determined through fair valuation techniques may differ from the price quoted or published by other sources and may not accurately reflect the market value of the security when trading resumes. If a reliable market quotation becomes available for a security formerly valued through fair valuation techniques, the Fund would compare the new market quotation to the fair value price to evaluate the effectiveness of its fair valuation procedures. If any significant discrepancies are found, the Fund may adjust its fair valuation procedures.

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In the case of foreign securities, the occurrence of certain events after the close of foreign markets, but prior to the time the Fund’s NAV is calculated (such as a significant surge or decline in the U.S. or other markets) often will result in an adjustment to the trading prices of foreign securities when foreign markets open on the following business day. If such events occur, the Fund will value foreign securities at fair value, taking into account such events, in calculating the NAV. In such cases, use of fair valuation can reduce an investor’s ability to seek to profit by estimating the Fund’s NAV in advance of the time the NAV is calculated. The Fund’s investments in smaller or medium capitalization companies are more likely to require a fair value determination because they may be more thinly traded and less liquid than securities of larger companies. It is anticipated that the Fund’s portfolio holdings will be fair valued only if market quotations for those holdings are unavailable or considered unreliable.

How to Purchase Shares of the Fund

To purchase shares of the Fund, you must make at least the minimum initial investment (or subsequent investment) as shown in the table below.

	Minimum Initial Investment	Minimum Subsequent Investment
Institutional Class	$25,000	$250
Advisor Class	$1,000	$250

Minimum initial and subsequent purchase amounts may be reduced or waived by the Advisor for specific investors or types of investors, including, without limitation, employee benefit plan investors, retirement plan investors, investors who invest in the Fund through an asset-based fee program made available through a financial intermediary, customers of investment advisers, brokers, consultants and other intermediaries that recommend the Fund, employees of the Advisor and its affiliates and their family members, investment advisory clients of the Advisor, and current or former Trustees of the Trust and their family members. Certain financial intermediaries also may have investment minimums, which may differ from the Fund’s minimums, and may be waived at the intermediaries’ discretion. If your investment is aggregated into an omnibus account established by an investment adviser, broker, consultant or other financial intermediary, the account minimums apply to the omnibus account, not to your individual investment. There is no investment minimum on reinvested distributions and the Fund may change investment minimums at any time.

Choosing a Share Class
This Prospectus describes two classes of shares of the Fund: Institutional Class and Advisor Class shares. Advisor Class shares are not currently offered. The Fund provides these classes of shares so that you can choose the class that best suits your investment needs. Shares of both classes are available for purchase at the NAV per share next determined after your order is received by either the Fund’s transfer agent, U.S. Bank Global Fund Services (the “Transfer Agent”), or an authorized financial intermediary, or its designee. The main differences between each class are sales charges, ongoing fees and minimum investment amounts. Each class of shares of the Fund represents an interest in the Fund’s portfolio of investments.

When deciding which class of shares to purchase, you should consider your investment goals, present and future amounts you may invest in the Fund, and the length of time you intend to hold your shares. To help you make a determination as to which class of shares to buy, please refer back to the examples of the Fund’s expenses over time in the “Fees and Expenses of the Fund” section in this Prospectus. You also may wish

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to consult with your financial adviser for advice with regard to which share class would be most appropriate for you.

Institutional Class Shares. Institutional Class shares do not carry a sales charge and do not pay Rule 12b-1 distribution and service fees. Institutional Class shares are subject to a shareholder servicing fee of up to 0.10% of the average daily net assets of the Fund attributable to Institutional Class shares. Institutional Class shares are available for purchase at the NAV per share next determined after your order is received by the Transfer Agent or a financial intermediary, or its designee, and have an initial investment minimum of $25,000.

The following persons are generally eligible to invest in Institutional Class shares:

•
Institutional investors including banks, savings institutions, credit unions and other financial institutions, pension, profit sharing and employee benefit plans and trusts, insurance companies, investment companies, investment advisers, broker-dealers and financial advisers acting for their own accounts or for the accounts of their clients; and

•
Full-time employees, agents, employees of agents, retirees and directors (trustees), and members of their families (i.e., parent, child, spouse, domestic partner, sibling, set or adopted relationships, grandparent, grandchild and UTMA accounts naming qualifying persons) of the Advisor and its affiliated companies.

Advisor Class Shares. Advisor Class shares are not currently offered for purchase. When available, Advisor Class shares will be available for purchase at offering price, which is the Fund’s NAV plus applicable sales charges, as described below. Advisor Class shares pay a Rule 12b-1 distribution and service fee of up to 0.25%, and a shareholder servicing fee of up to 0.10%, each based on the average daily net assets of the Fund attributable to Advisor Class shares.

If you purchase Advisor Class shares of the Fund you will pay the offering price which is the NAV next determined after your order is received by either the Fund’s transfer agent or a financial intermediary, plus a front-end sales charge (shown in percentages below) depending on the amount of your investment. Since sales charges are reduced for Advisor Class share purchases above certain dollar amounts, known as “breakpoint thresholds,” the offering price is lower for these purchases. The dollar amount of the sales charge is the difference between the offering price of the shares purchased (based on the applicable sales charge in the table below) and the NAV of those shares. Because of rounding in the calculation of the offering price, the actual sales charge you pay may be more or less than that calculated using the percentages shown below.

Investment Amount	Sales Charge as a % of Offering Price(1)	Sales Charge as a % of Net Amount Invested	Dealer Reallowance as a % of Offering Price
Less than $25,000	5.75%	6.10%	5.00%
$25,000 but less than $50,000	5.50%	5.82%	4.75%
$50,000 but less than $100,000	4.75%	4.99%	4.00%
$100,000 but less than $250,000	3.75%	3.83%	3.25%
$250,000 but less than $500,000	2.50%	2.56%	2.00%
$500,000 but less than $1,000,000	2.00%	2.04%	1.75%
$1,000,000 or more(2)	0.00%	0.00%	0.00%

(1)	The offering price includes the front-end sales charge.

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(2)
If you purchase $1 million worth of shares or more, you will pay no initial sales load.  However, in this case, if you were to sell your shares within 18 months of purchase, you would pay a CDSC of up to 1.00% of the value of the Class A shares when they were purchased or the market value at the time of redemption, whichever is less, unless the dealer of record waived its commission.  A sales charge does not apply to shares you purchase through reinvestment of dividends or distributions, which means you will never pay a CDSC on any increase in your investment above the initial offering price.

Advisor Class Sales Charge Reductions and Waivers. You may be able to reduce the sales charge on Advisor Class shares of the Fund based on the type of transaction, the combined market value of your accounts or intended investment, and for certain groups or classes of shareholders. If you believe you are eligible for any of the following reductions or waivers, it is up to you to inform the Fund or financial intermediary that you may be eligible for a reduction and to provide appropriate proof of eligibility.

Reinvested Distributions: You pay no sales charges on Advisor Class shares you buy with reinvested distributions from Advisor Class distributions from the Fund.

Letter of Intent (“LOI”): By signing an LOI prior to purchase, you pay a lower sales charge now in exchange for promising to invest an amount within the next 13 months sufficient to meet one of the above breakpoint thresholds. Your individual purchases will be made at the applicable sales charge based on the amount you plan to invest over the 13-month period. Reinvested distributions do not count as purchases made during this period. Any shares purchased within 90 days of the date you sign the LOI may be used as credit toward completion, but the reduced sales charge will only apply to new purchases made on or after that date. The Fund will hold in escrow shares equal to approximately 5.75% of the amount of shares you indicate in the LOI. If you do not invest the amount specified in the LOI before the expiration date, the transfer agent will redeem a sufficient amount of escrowed shares to pay the difference between the reduced sales load you paid and the sales load you would have paid based on the total amount actually invested in Advisor Class shares as of the expiration date. Otherwise, the transfer agent will release the escrowed shares when you have invested the agreed amount.

Rights of Accumulation (“ROA”): You may combine the value at the current offering price of Advisor Class shares of the Fund with a new purchase of Advisor Class shares of the Fund to reduce the sales charge on the new purchase. The sales charge for the new shares will be figured at the rate in the table above that applies to the combined value of your currently owned shares and the value of the new investment, based on the amount of shares purchased that day. ROA allows you to combine the value of your account with the value of other eligible accounts for purposes of meeting the breakpoint thresholds above.

You may aggregate your eligible accounts with the eligible accounts of members of your immediate family to obtain a breakpoint discount. The types of eligible accounts that may be aggregated to obtain the breakpoint discounts described above include individual accounts, joint accounts and certain IRAs.

For the purpose of obtaining a breakpoint discount, members of your “immediate family” include your spouse, domestic partner, child, stepchild, parent, sibling, grandchild and grandparent, in each case including in-law and adoptive relationships. In addition, a fiduciary can count all shares purchased for a trust, estate or other fiduciary account (including one or more employee benefit plans of the same employer) that has multiple accounts. Eligible accounts include those registered in the name of your financial intermediary through which you own shares in the Fund.

Certain groups or classes of shareholders: If you fall into any of the following categories, you can buy Advisor Class shares at NAV without a sales charge:

•	Current and retired employees, directors/trustees and officers of:

◦	The Advisor and its affiliates; and

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◦	Family members (spouse, domestic partner, parents, grandparents, children, grandchildren and siblings (including step and in-law)) of any of the above.

•	Any trust, pension, profit sharing or other benefit plan for current employees, directors/trustees and officers of the Advisor and its affiliates.

•	Current employees of:

◦	Broker-dealers who act as selling agents for the Fund/Trust; and

◦	Family members (spouse, domestic partner, parents, grandparents, children, grandchildren and siblings (including step and in-law)) of any of the above.

•
Qualified registered investment advisers who buy through a broker-dealer or service agent who has entered into an agreement with the Fund’s distributor that allows for load-waived Advisor Class shares purchases.

Converting to Institutional Class Shares. You may convert Advisor Class shares to Institutional Class shares at any time if you would be otherwise eligible to purchase Institutional Class shares. To request a conversion, please contact the Transfer Agent at 844-OAKHRST (844-625-4778) or mail your request to:

For regular mail delivery:	For an overnight delivery:
Oakhurst Strategic Defined Risk Fund c/o U.S. Bank Global Fund Services P.O. Box 701 Milwaukee, Wisconsin 53201-0701	Oakhurst Strategic Defined Risk Fund c/o U.S. Bank Global Fund Services 615 East Michigan Street, 3rd Floor Milwaukee, Wisconsin 53202-5207

Good Order Purchase Requests
When making a purchase request, make sure your request is in good order. “Good order” means your purchase request includes:

▪	the name of the Fund;

▪	the class of shares to be purchased;

▪	the dollar amount of shares to be purchased;

▪	your account application or investment stub; and

▪	a check payable to Oakhurst Strategic Defined Risk Fund or a wire transfer received by the Fund.

All purchases by check must be in U.S. dollars and drawn on U.S. banks. The Fund will not accept payment in cash or money orders. Also, to prevent check fraud, the Fund will not accept third party checks, Treasury checks, credit card checks, traveler’s checks or starter checks for the purchase of shares. The Fund is unable to accept post-dated checks or any conditional order or payment.

If your check is returned for any reason, the Transfer Agent will assess a $25 fee against your account. You will also be responsible for any losses suffered by the Fund as a result.

An account application to purchase Fund shares is subject to acceptance by the Fund and is not binding until so accepted. The Fund reserves the right to reject any account application or to reject any purchase order if, in its discretion, it is in the Fund’s best interest to do so. For example, a purchase order may be refused if it appears so large that it would disrupt the management of the Fund. Purchases may also be rejected from persons believed to be “market-timers,” as described under “Tools to Combat Frequent Transactions,” below. Accounts opened by entities, such as credit unions, corporations, limited liability companies, partnerships or trusts, will require additional documentation. Please note that if any information listed above is missing, your account application will be returned and your account will not be opened.

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Upon acceptance by the Fund, all purchase requests received in good order before the close of the NYSE (generally 4:00 p.m., Eastern Time) will be processed at the applicable price next calculated after receipt. Purchase requests received after the close of the NYSE (generally 4:00 p.m., Eastern Time) will be priced on the next business day.

Shares of the Fund have not been registered for sale outside of the United States. The Fund generally does not sell shares to investors residing outside the United States, even if they are United States citizens or lawful permanent residents, except to investors with United States military APO or FPO addresses.

Purchase by Mail
For direct investments through the Transfer Agent, you should:

•	Complete and sign the account application;

•	To open an account, write a check payable to: “Oakhurst Strategic Defined Risk Fund”

•	Send your account application and check to one of the addresses listed below;

•
For subsequent investments, detach the Invest by Mail form from the confirmation statement you will receive after each transaction and mail it with a check made payable to the Fund in the envelope provided with your statement or to one of the addresses noted below. Write your account number on the check. If you do not have the Invest by Mail form from your confirmation statement, include the Fund name, your name, address and account number on a separate piece of paper.

For regular mail delivery:	For an overnight delivery:
Oakhurst Strategic Defined Risk Fund c/o U.S. Bank Global Fund Services P.O. Box 701 Milwaukee, Wisconsin 53201-0701	Oakhurst Strategic Defined Risk Fund c/o U.S. Bank Global Fund Services 615 East Michigan Street, 3rd Floor Milwaukee, Wisconsin 53202-5207

The Fund does not consider the U.S. Postal Service or other independent delivery services to be its agents. Therefore, deposit in the mail or with such services, or receipt at the U.S. Bank Global Fund Services post office box, of purchase orders or redemption requests does not constitute receipt by the transfer agent of the Fund. Receipt of purchase orders or redemption requests is based on when the order or request is received at the transfer agent’s offices.

Purchase by Wire
If you are making your first investment in the Fund, before you wire funds, please contact the Transfer Agent by phone to make arrangements with a representative to submit your completed account application via mail or overnight delivery. Upon receipt of your completed account application, your account will be established and a service representative will contact you to provide you with your new account number and wiring instructions. If you do not receive this information within one business day, you may call the Fund’s transfer agent at 844-OAKHRST (844-625-4778). Once your account has been established, you may instruct your bank to initiate the wire using the instructions provided below.

For either initial or subsequent investments, prior to sending the wire, please call the transfer agent at 844-OAKHRST (844-625-4778) to advise of your wire to ensure proper credit upon receipt. Your bank must include the name of the Fund, and your name and account number so that your wire can be correctly applied.

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Instruct your bank to send the wire to:
U.S. Bank N.A.
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202
ABA #075000022
Credit: U.S. Bank Global Fund Services
Account #112-952-137
Further Credit: Oakhurst Strategic Defined Risk Fund
(Shareholder Name, Shareholder Account #)

Your bank may impose a fee for investments by wire. You will receive the applicable price per share for the day that your wired funds have been received by the Transfer Agent. Wired funds must be received prior to the close of the NYSE generally 4:00 p.m., Eastern Time, to be eligible for same day pricing. Wires received after the close of the NYSE will be considered received by the next business day. The Fund and the transfer agent are not responsible for the consequences of delays resulting from the banking or Federal Reserve wire system or from incomplete wiring instructions. If you have questions about how to invest by wire, you may call the Fund at 844-OAKHRST (844-625-4778).

Purchase by Telephone
If you did not decline telephone transactions on your account application, if you included a voided check or savings deposit slip, and your account has been open for at least 7 business days, you may purchase additional shares in the amount of $250 or more from your bank account upon request by telephoning the Funds toll-free at 844-OAKHRST (844-625-4778). Telephone orders will be accepted via electronic funds transfer from your pre-designated bank account through the Automated Clearing House (“ACH”) network. You must have banking information established on your account prior to making a purchase. Only bank accounts held at domestic institutions that are ACH members may be used for telephone transactions. If your order is received prior to the close of the NYSE (generally 4:00 p.m. Eastern Time), shares will be purchased at the NAV next calculated, plus any applicable sales charge. For security reasons, requests by telephone are recorded.

Automatic Investment Plan
If you intend to use an Automatic Investment Plan (“AIP”), you may open your account with an initial minimum investment of $25,000 for Institutional Class shares or $1,000 for Advisor Class shares. Once your account has been opened, you may purchase shares of the Fund through the AIP in amounts of at least $250. If you choose this option, funds will be automatically transferred from your bank account monthly or quarterly. To be eligible for this plan, your bank must be a domestic institution that is an ACH member. The Fund may modify or terminate the AIP at any time. The first AIP purchase will take place no earlier than 7 business days after the Transfer Agent has received your request. If your bank rejects your payment, the Transfer Agent will charge a $25 fee to your account. To begin participating in the AIP, please complete the AIP section on the account application. Any request to change or terminate your AIP should be submitted to the Transfer Agent five days prior to effective date.

Purchases Placed with Financial Intermediaries
You may buy and sell shares of the Fund through certain financial intermediaries. Such financial intermediaries are authorized to designate other intermediaries to receive purchase and redemption orders on behalf of the Fund. Your order will be priced at the Fund’s NAV, plus any applicable sales charge for Advisor Class shares, next computed after it is received by a financial intermediary. A financial intermediary may hold your shares in an omnibus account in the financial intermediary’s name and the financial intermediary may maintain your individual ownership records. If your investment is aggregated into an omnibus account established by an investment adviser, broker or other intermediary, the account minimums

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apply to the omnibus account, not to your individual investment. Your financial intermediary may impose investment minimum requirements that are different from those set forth in this Prospectus. The Fund may pay the financial intermediary for maintaining individual ownership records as well as providing other shareholder services. Financial intermediaries may charge fees for the services they provide to you in connection with processing your transaction order or maintaining your account with them. Financial intermediaries are responsible for placing your order correctly and promptly with the Fund, forwarding payment promptly, as well as ensuring that you receive copies of the Fund’s Prospectus. The Fund will be deemed to have received a purchase order when a financial intermediary, or its authorized designee, receives the order. If you transmit your order with these financial intermediaries before the close of regular trading (generally, 4:00 p.m., Eastern Time) on a day that the NYSE is open for business, your order will be priced at a Fund’s NAV, plus any applicable sales charge, next computed after it is received by the financial intermediary. Investors should check with their financial intermediary to determine if it is subject to these arrangements.

Cancellations or Modifications
The Fund will not accept a request to cancel or modify a written transaction once processing has begun. Please exercise care when placing a transaction request.

How to Redeem Shares of the Fund

Redemptions will be processed only on a day during which the NYSE is open for business. You may receive the proceeds of redemption by check or wire or via electronic funds transfer through the ACH network. Proceeds from redemption of Fund shares will generally be sent no later than seven calendar days after the Fund receives your redemption request. If elected on your account application, you may have the proceeds of the redemption request sent by check to your address of record, by wire to a pre-determined bank, or by electronic funds transfer via the ACH network to the bank account designated by you on your account application. The minimum wire amount is $100 and there is a $15 fee for each wire transfer. When proceeds are sent via the ACH network, the funds are usually available in your bank account in two to three business days.

The Fund typically expects that it will hold cash or cash equivalents to meet redemption requests. The Fund may also use the proceeds from the sale of portfolio securities to meet redemption requests if consistent with the management of the Fund. These redemption methods will be used regularly and may also be used in stressed market conditions. The Fund reserves the right to redeem in-kind as described below in “Redemption in-Kind.” Redemptions in-kind are typically used to meet redemption requests that represent a large percentage of the Fund’s net assets in order to minimize the effect of large redemptions on the Fund and its remaining shareholders. Redemptions in-kind may be used regularly in circumstances as described above, and may also be used in stressed market conditions. Please note that certain fees may apply depending on the timing or manner in which you redeem shares (see the section entitled “Tools to Combat Frequent Transactions” in this Prospectus for more information). Requests to redeem shares are processed at the NAV next calculated after the Transfer Agent or your financial intermediary receives your request in good order.

Shareholders who have an IRA or other retirement plan must indicate on their written redemption request whether or not to withhold federal income tax. Redemption requests failing to indicate an election not to have tax withheld will generally be subject to a 10% withholding tax.

Shares held in IRA and other investment accounts may be redeemed by telephone by calling 844-OAKHRST (844-625-4778). Investors will be asked whether or not to withhold taxes from any distribution.

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Redeem by Mail
To redeem by mail, please:

•	Provide your name and account number;

•	Specify the number of shares or dollar amount to be redeemed and the Fund name or number;

•
Sign the redemption request (the signature must be exactly the same as the one on your account application). Make sure that all parties that are required by the account registration sign the request, and any applicable signature guarantees are on the request; and

•	Send your request to the appropriate address as given under “Purchase by Mail”.

Redeem by Telephone
Unless you declined the option on your account application, you may redeem your shares of the Fund up to $250,000 by telephone. In order to arrange for the telephone redemption option after your account has been established, or to change the bank account or address designated to which redemption proceeds are sent, you must send the Transfer Agent a written request. The request must be signed by each shareholder of the account. The transfer agent may require a signature guarantee, signature verification from a Signature Validation Program member, or other acceptable form of authentication from a financial institution source. To redeem by telephone, call the transfer agent at 844-OAKHRST (844-625-4778) between the hours of 9:00 a.m. and 8:00 p.m. Eastern Time on a day the NYSE is open for business. Shares of the Fund will be sold in your account at the NAV determined on the day your order is placed prior to market close (generally, 4:00 p.m., Eastern Time); any redemption requests made after market close will receive the Fund’s next calculated NAV price.

Before executing an instruction received by telephone, the Transfer Agent will use reasonable procedures to confirm that the telephone instructions are genuine. The telephone call may be recorded and the caller may be asked to verify certain personal identification information. If the Fund or its agents follow these procedures, they cannot be held liable for any loss, expense or cost arising out of any telephone redemption request that is reasonably believed to be genuine. This includes fraudulent or unauthorized requests. The Fund may change, modify or terminate these privileges at any time upon at least 60 days’ written notice to shareholders. Once a telephone transaction has been placed, it cannot be canceled or modified after the close of regular trading on the NYSE (generally, 4:00 p.m., Eastern Time). If an account has more than one owner or authorized person, the Fund will accept telephone instructions from any one owner or authorized person. During periods of high market activity, you may encounter higher than usual wait times. Please allow sufficient time to ensure that you will be able to complete your telephone transaction prior to market close. Neither the Fund nor the Transfer Agent will be held liable if you are unable to place your trade due to high call volume.

Systematic Withdrawal Program
The Fund offers a systematic withdrawal plan (the “SWP”) whereby shareholders or their representatives may request a redemption in a specific dollar amount be sent to them each month, calendar quarter or annually. Investors may choose to have a check sent to the address of record, or proceeds may be sent to a pre-designated bank account via the ACH network. To start this program, your account must have Fund shares with a value of at least $25,000 for Institutional Class shares and $1,000 for Advisor Class shares, and the minimum payment amount is $100. This program may be terminated or modified by the Fund at any time. Any request to change or terminate your SWP should be communicated in writing or by telephone to the transfer agent no later than five days before the next scheduled withdrawal. A withdrawal under the SWP involves redemption of Fund shares, and may result in a gain or loss for federal income tax purposes. In addition, if the amount withdrawn exceeds the amounts credited to your account, the account ultimately may be depleted.

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To establish the SWP, complete the SWP section of the Account Application. Please call 844-OAKHRST (844-625-4778) for additional information regarding the SWP.

Redemptions Through a Financial Intermediary
You may redeem the Fund’s shares through your financial intermediary. Redemptions made through a financial intermediary may be subject to procedures established by that institution. Your financial intermediary is responsible for sending your order to the Fund and for crediting your account with the proceeds. For redemption through financial intermediaries, orders will be processed at the NAV next effective after receipt of the order by the financial intermediary, less any CDSC for applicable redemptions of Advisor Class shares. Please keep in mind that your financial intermediary may charge additional fees for its services. Investors should check with their financial intermediaries to determine if they are subject to these arrangements.

Account and Transaction Policies

Tools to Combat Frequent Transactions

The Fund is intended for long-term investors. Short-term “market-timers” who engage in frequent purchases and redemptions may disrupt the Fund’s investment program and create additional transaction costs that are borne by all of the Fund’s shareholders. The Board has adopted policies and procedures reasonably designed to detect and prevent market timing and excessive, short-term trading and other abusive trading practices that may disrupt portfolio management strategies and harm performance. The Fund takes steps to reduce the frequency and effect of these activities in the Fund. These steps may include, among other things, monitoring trading activity, or using fair value pricing when appropriate, under procedures as adopted by the Board, when the Advisor determines current market prices are not readily available or are unreliable. As approved by the Board, these techniques may change from time to time as determined by the Fund in its sole discretion.

In an effort to discourage abusive trading practices and minimize harm to the Fund and its shareholders, the Fund reserves the right, in its sole discretion, to reject any purchase order (including exchanges), in whole or in part, for any reason (including, without limitation, purchases by persons whose trading activity in the Fund’s shares is believed by the Advisor to be harmful to the Fund) and without prior notice. The Fund may decide to restrict purchase and sale activity in its shares based on various factors, including whether frequent purchase and sale activity will disrupt portfolio management strategies and adversely affect the Fund’s performance. Although these efforts are designed to discourage abusive trading practices, these tools cannot eliminate the possibility that such activity may occur. The Fund seeks to exercise its judgment in implementing these tools to the best of its ability in a manner that it believes is consistent with shareholder interests. Except as noted in this Prospectus, the Fund applies all restrictions uniformly in all applicable cases.

Due to the complexity and subjectivity involved in identifying abusive trading activity and the volume of shareholder transactions the Fund handles, there can be no assurance that the Fund’s efforts will identify all trades or trading practices that may be considered abusive. In particular, since the Fund receives purchase and sale orders through financial intermediaries that use group or omnibus accounts, the Fund cannot always detect frequent trading. However, the Fund will work with financial intermediaries as necessary to discourage shareholders from engaging in abusive trading practices and to impose restrictions on excessive trades. In this regard, the Fund has entered into information sharing agreements with financial intermediaries pursuant to which these intermediaries are required to provide to the Fund, at the Fund’s request, certain information relating to their customers investing in the Fund through non-disclosed or omnibus accounts. The Fund will use this information to attempt to identify abusive trading practices. Financial intermediaries are contractually

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required to follow any instructions from the Fund to restrict or prohibit future purchases from shareholders that are found to have engaged in abusive trading in violation of the Fund’s policies. However, the Fund cannot guarantee the accuracy of the information provided to it from financial intermediaries and cannot ensure that they will always be able to detect abusive trading practices that occur through non-disclosed and omnibus accounts. As a consequence, the Fund’s ability to monitor and discourage abusive trading practices in non-disclosed and omnibus accounts may be limited.

Check Clearance

The proceeds from a redemption request may be delayed up to 7 business days from the date of the receipt of a purchase made by check or electronic funds transfer through the ACH network until the payment for the purchase clears. This delay will not apply if you purchased your shares via wire payment. If the purchase amount does not clear, you may be responsible for any losses suffered by the Fund as well as a $25 service charge imposed by the transfer agent.

Suspension of Redemptions

The Fund may temporarily suspend the right of redemption or postpone payments under certain emergency circumstances or when the SEC orders a suspension.

Signature Guarantees

The Transfer Agent may require a signature guarantee for certain requests. A signature guarantee assures that your signature is genuine and protects you from unauthorized account transactions. A signature guarantee of each owner, from either a Medallion program member or a non-Medallion program member, is required in the following situations:

•	For all redemption requests in excess of $250,000;

•	When a redemption is received by the transfer agent and the account address has changed within the last 30 calendar days;

•	When requesting a change in ownership on your account; and

•	When redemption proceeds are payable or sent to any person, address or bank account not on record.

Non-financial transactions including establishing or modifying certain services on an account may require a signature guarantee, signature verification from a Signature Validation Program member, or other acceptable form of authentication from a financial institution source.

In addition to the situations described above, the Fund and/or the Transfer Agent may require a signature guarantee in other instances based on the circumstances relative to the particular situation. Signature guarantees will generally be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchange Medallion Signature Program and the Securities Transfer Agents Medallion Program (“STAMP”). A notary public is not an acceptable signature guarantor.

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Customer Identification Program

Please note that, in compliance with the USA PATRIOT Act of 2001, the transfer agent will verify certain information on your account application as part of the Fund’s Anti-Money Laundering Program. As requested on the account application, you must supply your full name, date of birth, social security number and permanent street address. If you are opening an account in the name of a legal entity (e.g., partnership, limited liability company, business trust, corporation, etc.), you must also supply the identity of the beneficial owners of the legal entity. Mailing addresses containing only a P.O. Box will not be accepted. If you do not supply the necessary information, the transfer agent may not be able to open your account. Please contact the Transfer Agent at 844-OAKHRST (844-625-4778) if you need additional assistance when completing your account application. If the Transfer Agent is unable to verify your identity or that of another person authorized to act on your behalf, or if it believes it has identified potentially criminal activity, the Fund reserves the right to temporarily limit additional share purchases, close your account or take any other action it deems reasonable or required by law. The Fund also reserves the right to close the account within five business days if clarifying information/documentation is not received.

No Certificates

The Fund does not issue share certificates.

Right to Reject Purchases

The Fund reserves the right to reject any purchase in whole or in part. The Fund may cease taking purchase orders at any time when the Advisor believes it is in the best interest of the current shareholders. The purpose of such action is to limit increased Fund expenses incurred when certain investors buy and sell shares of the Fund for the short-term when the markets are highly volatile.

Redemption In-Kind

The Fund generally pays redemption proceeds in cash. However, the Fund reserves the right to pay all or part of a shareholder’s redemption proceeds in portfolio securities with a market value equal to the redemption price (redemption-in-kind). It is not expected that the Fund would do so except during unusual market conditions. Redemptions in-kind may be made in the form of pro-rata slices of the Fund’s portfolio, individual securities or a representative basket of securities. If the Fund pays your redemption proceeds by a distribution of securities, you could incur brokerage or other charges in converting the securities to cash and will bear any market risks associated with such securities until they are converted into cash. A redemption in-kind is treated as a taxable transaction and a sale of the redeemed shares, generally resulting in capital gain or loss to you, subject to certain loss limitation rules.

Small Accounts

To reduce expenses, the Fund may redeem an account if the total value of the account falls below $1,000 due to redemptions. An investor will be given 30 days’ prior written notice of this redemption. During that period, an investor may purchase additional shares to avoid the redemption. Automatic redemption of your account may result in tax consequences. Please see “Dividends, Distributions and Their Taxation” below.

Householding

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In an effort to decrease costs, the Fund will reduce the number of duplicate Prospectuses and annual and semi-annual reports that you receive by sending only one copy of each to those addresses shown by two or more accounts. Please call the transfer agent toll free at 844-OAKHRST (844-625-4778) to request individual copies of these documents. The Fund will begin sending individual copies 30 calendar days after receiving your request. This policy does not apply to account statements.

Lost Shareholders, Inactive Accounts and Unclaimed Property

It is important that the Fund maintains a correct address for each investor. An incorrect address may cause an investor’s account statements and other mailings to be returned to the Fund. Based upon statutory requirements for returned mail, the Fund will attempt to locate the investor or rightful owner of the account. If the Fund is unable to locate the investor, then it will determine whether the investor’s account can legally be considered abandoned. Mutual fund accounts may be transferred to the state government of an investor’s state of residence if no activity occurs within the account during the “inactivity period” specified in the applicable state’s abandoned property laws, which varies by state. The Fund is legally obligated to escheat (or transfer) abandoned property to the appropriate state’s unclaimed property administrator in accordance with statutory requirements. The investor’s last known address of record determines which state has jurisdiction. To help protect their accounts, shareholders should keep their accounts up-to-date and active, which may include calling the Fund at 844-OAKHRST (844-625-4778) to generate shareholder initiated activity such as completing an account transaction. Investors who are residents of the state of Texas may designate a representative to receive legislatively required unclaimed property due diligence notifications. Please contact the Fund to complete a Texas Designation of Representative form.

Distribution of Fund Shares

The Distributor

The Trust has entered into a Distribution Agreement with Quasar Distributors, LLC (the “Distributor”), located at 111 East Kilbourn Avenue, Suite 2200, Milwaukee, Wisconsin 53202, pursuant to which the Distributor acts as the Fund’s principal underwriter, provides certain administration services and promotes and arranges for the sale of Fund shares. The offering of Fund shares is continuous, and the Distributor distributes Fund shares on a best efforts basis. The Distributor is not obligated to sell any certain number of shares of the Fund. The Distributor and the Fund’s administrator and custodian are affiliated companies. The Distributor is a registered broker-dealer and member of the Financial Industry Regulatory Authority, Inc.

Distribution and Shareholder Servicing (Rule 12b-1) Plan – Advisor Class Shares

The Trust, on behalf of the Advisor Class shares of the Fund, has adopted a distribution and shareholder servicing plan pursuant to Rule 12b-1 under the 1940 Act (the “Rule 12b-1 Plan”). Under the Rule 12b-1 Plan, Advisor Class shares pay the Distributor or other authorized recipients a Rule 12b-1 fee at an annual rate of 0.25% of their average daily net asset value. The Distributor uses this Rule 12b‑1 fee primarily to finance activities that promote the sale of Advisor Class shares. Such activities include, but are not necessarily limited to, compensating brokers, dealers, financial intermediaries and sales personnel for distribution and shareholder services, printing and mailing prospectuses to persons other than current shareholders, printing

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and mailing sales literature, and advertising. Because Rule 12b-1 fees are ongoing, over time these fees will increase the cost of your investment in Advisor Class shares and may cost you more than paying other types of sales charges. The Distributor or the Fund may select financial institutions, such as banks, fiduciaries, custodians, investment advisers and broker-dealers, as agents to provide sales or administrative services for their clients or customers who beneficially own Advisor Class shares. Advisor Class shares are not currently offered for purchase. Financial institutions will receive Rule 12b-1 fees from the Distributor based upon Advisor Class shares owned by their clients or customers. Institutional Class shares of the Fund are not subject to the Rule 12b-1 Plan, and do not pay Rule 12b-1 fees.

Shareholder Servicing Plan

The Trust has adopted a shareholder servicing plan (the “Shareholder Servicing Plan”) under which, the Advisor is authorized to engage financial institutions, securities dealers and other industry professionals to provide personal shareholder services relating to the servicing and maintenance of shareholder accounts not otherwise provided to the Fund. As compensation for services provided pursuant to the Shareholder Servicing Plan, the Fund is authorized to pay an aggregate fee of up to 0.10% of the average daily net asset value of the Fund’s Institutional Class and Advisor Class shares. During the Fund’s most recent fiscal period ended April 30, 2020, the Fund incurred shareholder servicing fees in the amount of 0.10% of the average daily net assets of its Institutional Class shares.

Payments to Financial Intermediaries

The Advisor, out of its own resources and legitimate profits and without additional cost to the Fund or its shareholders, may provide cash payments to certain intermediaries, sometimes referred to as revenue sharing. The Advisor may make revenue sharing payments to intermediaries for shareholder services or distribution-related services, such as: marketing support; access to third party platforms; access to sales meetings, sales representatives and management representatives of the intermediary; and inclusion of the Fund on a sales list, including a preferred or select sales list, and in other sales programs. The Advisor may also pay cash compensation in the form of finder’s fees that vary depending on the dollar amount of the shares sold. From time to time, and in accordance with applicable rules and regulations, the Advisor may also provide non-cash compensation to representatives of various intermediaries who sell Fund shares or provide services to Fund shareholders.

Dividends, Distributions and Their Taxation

If you redeem your Fund shares, part of your redemption proceeds may represent your allocable share of the distributions made by the Fund relating to that tax year. You will be informed annually of the amount and nature of the Fund’s distributions. If you sell or exchange your Fund shares, it is a taxable event for you. Depending on the purchase price and the sale price of the shares you sell or exchange, you may have a gain or loss on the transaction. You are responsible for any tax liabilities generated by your transaction. The Code limits the deductibility of capital losses in certain circumstances.

For federal income tax purposes, all dividends and distributions of net realized short-term capital gains you receive from the Fund are taxable as ordinary income or as qualified dividend income, whether reinvested in additional shares or received in cash, unless you are exempt from taxation or entitled to a tax deferral. Distributions of net realized long-term capital gains you receive from the Fund, whether reinvested in additional shares or received in cash, are taxable as a capital gain. The capital gain holding period is determined by the length of time the Fund has held the security and not the length of time you have held shares in the

26

Fund. The Fund expects that, because of its investment objective, its distributions will consist primarily of long- and short-term capital gains (rather than dividend income). You will be informed annually as to the amount and nature of all dividends and capital gains paid during the prior year. Such capital gains and dividends may also be subject to state or local taxes. If you are not required to pay taxes on your income, you are generally not required to pay federal income taxes on the amounts distributed to you.

Interest and other income received by the Fund with respect to foreign securities may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. If as of the close of a taxable year more than 50% of the total assets of the Fund consist of stock or securities of foreign corporations, the Fund intends to “pass through” to investors the amount of foreign income and similar taxes (including withholding taxes) paid by the Fund during that taxable year. This means that investors will be considered to have received as additional income their respective shares of such foreign taxes, but may be entitled to either a corresponding tax deduction in calculating taxable income, or, subject to certain limitations, a credit in calculating federal income tax.

The Fund intends to pay dividends from net investment income annually and to distribute all net realized capital gains at least annually. In addition, the Fund may make additional distributions if necessary to avoid imposition of a 4% excise tax or other tax on undistributed income and gains. However, no assurances can be given that distributions will be sufficient to eliminate all taxes. Please note, however, that the objective of the Fund is growth of capital, not the production of distributions. You should measure the success of your investment by the value of your investment at any given time and not by the distributions you receive.

When a dividend or capital gain is distributed, the Fund’s NAV decreases by the amount of the payment. If you purchase shares shortly before a distribution, you will be subject to income taxes on the distribution, even though the value of your investment (plus cash received, if any) remains the same. All dividends and capital gains distributions will automatically be reinvested in additional Fund shares at the then prevailing NAV unless you specifically request that either dividends or capital gains or both be paid in cash. If you elect to receive distributions and/or dividends by check and the post office cannot deliver the check, or if the check remains uncashed for six months, the Fund reserves the right to reinvest the distribution check in your Fund account at the then current NAV per share and to reinvest all subsequent distributions in shares of the Fund.

All distributions will be reinvested in Fund shares unless you choose one of the following options: (1) receive dividends in cash while reinvesting capital gain distributions in additional Fund shares; (2) receive capital gain distributions in cash while reinvesting dividends in additional Fund shares; or (3) receive all distributions in cash. Distributions are taxable whether received in cash or additional Fund shares.

The election to receive dividends or reinvest them may be changed by writing to the Fund at:

Oakhurst Strategic Defined Risk Fund
c/o U.S. Bank Global Fund Services
P.O. Box 701
Milwaukee, Wisconsin 53201-0701

You may also change your distribution election by telephoning the Fund at 844-OAKHRST (844-625-4778).

In order to allow sufficient processing time for a change in distribution elections, any change must be received at least 5 days prior to the record date for the distribution.

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By law, the Fund must withhold a percentage of your taxable distribution and redemption proceeds if you do not provide your correct social security or taxpayer identification number and certify that you are not subject to backup withholding, or if the IRS instructs the Fund to do so.

Federal law requires that mutual fund companies report their shareholders’ cost basis, gain/loss and holding period to the IRS on the shareholders’ Consolidated Form 1099s when “covered” shares of the mutual funds are sold. Covered shares are any fund and/or dividend reinvestment plan shares acquired on or after January 1, 2012.

The Fund has chosen first-in, first-out as its standing (default) tax lot identification method for all shareholders, which means this is the method the Fund will use to determine which specific shares are deemed to be sold when there are multiple purchases on different dates at differing NAVs, and the entire position is not sold at one time. You may choose a method other than the Fund’s standing method at the time of your purchase or upon sale of covered shares. The cost basis method a shareholder elects may not be changed with respect to a redemption of shares after the settlement date of the redemption. Fund shareholders should consult with their tax advisers to determine the best IRS-accepted cost basis method for their tax situation and to obtain more information about how the new cost basis reporting rules may apply to them.

The foregoing discussion summarizes some of the possible consequences under current federal tax law of an investment in the Fund. It is not a substitute for personal tax advice. You also may be subject to state and local tax on Fund distributions and sales of Fund shares. Consult your personal tax adviser about the potential tax consequences of an investment in Fund shares under all applicable tax laws. For more information, please see the section entitled “Federal Income Taxes” in the SAI.

Other Information

The Trust enters into contractual arrangements with various parties, including, among others, the Fund’s investment adviser, administrator and distributor, who provide services to the Fund. Shareholders of the Fund are not parties to, or intended (or “third-party”) beneficiaries of, any of those contractual arrangements, and those contractual arrangements are not intended to create in any individual shareholder or group of shareholders any right to enforce such contractual arrangements against the service providers or to seek any remedy under such contractual arrangements against the service providers, either directly or on behalf of the Trust.

This prospectus provides information concerning the Trust and the Fund that you should consider in determining whether to purchase shares of the Fund. None of this prospectus, the SAI or any document filed as an exhibit to the Trust’s registration statement, is intended to, nor does it, give rise to an agreement or contract between the Trust or the Fund and any investor, or give rise to any contract or other rights in any individual shareholder, group of shareholders or other person other than any rights conferred explicitly by federal or state securities laws that may not be waived.

Closing the Fund. The Board retains the right to close the Fund (or partially close the Fund) to new purchases if it is determined to be in the best interest of shareholders. Based on market and Fund conditions, and in consultation with the Advisor, the Board may decide to close the Fund to new investors, all investors or certain classes of investors (such as fund supermarkets) at any time. If the Fund is closed to new purchases it will continue to honor redemption requests, unless the right to redeem shares has been temporarily suspended as permitted by federal law.

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Financial Highlights

The financial highlights table is intended to help you understand the Fund’s financial performance since the Fund’s inception on May 10, 2017. The performance for the periods prior to May 20, 2019 reflects the Fund’s former investment strategy. Certain information reflects financial results for a single Fund share. The total return in the table represents the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). Information for the period from the Fund’s inception through April 30, 2020 has been derived from the financial statements audited by Cohen & Company, Ltd., the Fund’s independent registered public accounting firm, whose report, along with the Fund’s financial statements, are included in the Fund’s April 30, 2020 Annual Report, which is available upon request.

Institutional Class	For the Year Ended April 30, 2020	For the Year Ended April 30, 2019	For the Period Inception through April 30, 2018(1)
PER SHARE DATA:(2)

Net asset value, beginning of period	$10.24	$10.34	$10.00

INVESTMENT OPERATIONS:
Net investment income (loss)(3)(4)	0.01	(0.06)	0.02
Net realized and unrealized gains (losses) on investments	(0.23)	0.13	0.41
Total from investment operations	(0.22)	0.07	0.43
LESS DISTRIBUTIONS:
From net investment income	—	—	(0.06)
From net realized gains	(0.24)	(0.17)	(0.03)
Total distributions	(0.24)	(0.17)	(0.09)
Net asset value, end of period	$9.78	$10.24	$10.34

TOTAL RETURN(5)	-2.24%	0.77%	4.35%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)	$30,875	$20,937	$21,011
Ratio of gross expenses to average net assets:
Before expense reimbursement(6)(7)	2.12%	2.30%	2.26%
After expense reimbursement(6)(7)	1.66%	1.60%	1.59%
Ratio of broker interest expense to average net assets(6)	0.06%	—%	—%
Ratio of operating expenses to average net assets excluding broker interest expense (after expense reimbursement) (6)(7)	1.60%	1.60%	1.59%
Ratio of net investment income (loss) to average net assets(7)	0.06%	(0.63)%	0.23%
Portfolio turnover rate(5)(8)	214%(9)	3%	1%

(1)	Inception date of the Institutional Class is May 10, 2017.

(2)	For an Institutional Class share outstanding for the entire period.

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(3)	Calculated based on average shares outstanding during the period.

(4)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(5)	Not annualized for periods less than one year.

(6)	Annualized for periods less than one year.

(7)
These ratios exclude the impact of expenses of the underlying funds as represented in the Schedule of Investments.  Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests.

(8)
The numerator for the portfolio turnover rate includes the lesser of purchases or sales (excluding short-term investments and short-term options).  The denominator includes the average fair value of long positions throughout the period.

(9)	The increase in portfolio turnover relates to a strategy change that was effective on May 20, 2019.

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Investment Advisor
Oakhurst Advisors, LLC
1875 Century Park East, Suite 960
Los Angeles, California 90067

Distributor
Quasar Distributors, LLC
111 East Kilbourn Avenue, Suite 2200
Milwaukee, Wisconsin 53202

Custodian
U.S. Bank N.A.
1555 North Rivercenter Drive
Milwaukee, Wisconsin 53212

Administrator, Fund Accountant and
Transfer Agent
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

Independent Registered Public Accounting Firm
Cohen & Company, Ltd.
342 North Water Street, Suite 830
Milwaukee, WI 53202

Legal Counsel
Goodwin Procter LLP
1900 N Street, NW
Washington, DC 20036

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Privacy Notice

The Fund collects non-public information about you from the following sources:

•	Information we receive about you on applications or other forms;

•	Information you give us orally; and/or

•	Information about your transactions with us or others

We do not disclose any non-public personal information about our customers or former customers without the customer’s authorization, except as permitted by law. We may share information with affiliated and unaffiliated third parties with whom we have contracts for servicing the Fund. We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibilities. We maintain physical, electronic and procedural safeguards to guard your personal information and require third parties to treat your personal information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with unaffiliated third parties.

PN-1

FOR MORE INFORMATION

You can find more information about the Fund in the following documents:

Statement of Additional Information
The SAI provides additional details about the investments and techniques of the Fund and certain other additional information. A current SAI is on file with the SEC and is incorporated into this Prospectus by reference. This means that the SAI is legally considered a part of this Prospectus even though it is not physically within this Prospectus.

Annual and Semi-Annual Reports
The Fund’s annual and semi-annual Reports (collectively, the “Shareholder Reports”) provide the most recent financial reports and portfolio holdings. The annual report contains a discussion of the market conditions and investment strategies that affected the Fund’s performance during the Fund’s last fiscal year.

The SAI and the Shareholder Reports will be available free of charge on the Fund’s website at www.oakhurstfunds.com. As of the date of this Prospectus, the Fund’s website is not operational. You can obtain a free copy of the SAI and Shareholder Reports, request other information, or make general inquiries about the Fund by calling the Fund at 844-OAKHRST (844-625-4778) or by writing to:

Oakhurst Strategic Defined Risk Fund
c/o U.S. Bank Global Fund Services
P.O. Box 701
Milwaukee, Wisconsin 53201-0701
www.oakhurstfunds.com

Reports and other information about the Fund are also available:

•	Free of charge from the SEC’s EDGAR database on the SEC’s website at http://www.sec.gov; or

•	For a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

(The Trust’s SEC Investment Company Act of 1940 file number is 811‑23084)

STATEMENT OF ADDITIONAL INFORMATION
August 28, 2020

Oakhurst Strategic Defined Risk Fund

Institutional Class	OASDX
Advisor Class	(not available for purchase)

c/o U.S. Bank Global Fund Services
P.O. Box 701
Milwaukee, Wisconsin 53201-0701
844-OAKHRST (844-625-4778)

This Statement of Additional Information (“SAI”) is not a prospectus, but should be read in conjunction with the Prospectus of the Oakhurst Strategic Defined Risk Fund (the “Fund”), a series of Series Portfolios Trust (the “Trust”), dated August 28, 2020, as may be supplemented from time to time, which is incorporated by reference into this SAI. You may obtain a copy of the Prospectus without charge by contacting the Fund c/o U.S. Bank Global Fund Services at the address or telephone number listed above or by visiting the Fund’s website at www.oakhurstfunds.com. As of the date of this SAI, the Fund’s website is not operational.

The Fund’s audited financial statements and notes thereto for the fiscal period ended April 30, 2020, and the unqualified opinion of Cohen & Company, Ltd., the Fund’s independent registered public accounting firm, on such financial statements are included in the Fund’s annual report to shareholders for the fiscal year ended April 30, 2020 , and are incorporated by reference into this SAI. A copy of the annual report may be obtained, without charge, upon request by contacting the Fund c/o U.S. Bank Global Fund Services at the address or telephone number listed above.

THE TRUST

The Trust is a Delaware statutory trust organized on July 27, 2015, and is registered with the U.S. Securities and Exchange Commission (“SEC”) as an open-end management investment company. The Trust’s Declaration of Trust, as amended and/or restated to date (the “Declaration of Trust”) permits the Trust’s Board of Trustees (the “Board”) to issue an unlimited number of full and fractional shares of beneficial interest, without par value, which may be issued in any number of series. The Board may from time to time issue other series, the assets and liabilities of which will be separate and distinct from any other series. This SAI relates only to the Fund.

The Declaration of Trust also provides for indemnification and reimbursement of expenses out of the Fund’s assets for any Trustee or Trust officer held personally liable for obligations of the Fund or the Trust. All such rights are limited to the assets of the Fund. The Declaration of Trust further provides that the Trust may maintain appropriate insurance (for example, fidelity bonding and errors and omissions insurance) for the protection of the Trust, its shareholders, trustees, officers, employees and agents to cover possible claims and other liabilities. However, the activities of the Trust as an investment company would not likely give rise to liabilities in excess of the Trust’s total assets. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance exists and the Fund itself is unable to meet its obligations.

Oakhurst Advisors LLC (the “Advisor”) serves as the investment advisor to the Fund.

INVESTMENT POLICIES, STRATEGIES AND ASSOCIATED RISKS

The following information supplements the information concerning the Fund’s investment objective, policies and limitations found in the Prospectus.

Investment Objective
The Fund seeks capital appreciation while seeking to limit short-term risk. The Fund’s investment objective is non-fundamental and may be changed without the approval of the Fund’s shareholders, upon approval by the Board and prior written notice to shareholders.

Diversification
The Fund is diversified. Under applicable federal laws, to qualify as a diversified fund, the Fund, with respect to 75% of its total assets, may not invest more than 5% of its total assets in any one issuer and may not hold more than 10% of the securities of one issuer. The remaining 25% of the Fund’s total assets does not need to be “diversified” and may be invested in securities of a single issuer, subject to other applicable laws. The diversification of the Fund’s holdings is measured at the time the Fund purchases a security. However, if the Fund purchases a security and holds it for a period of time, the security may become a larger percentage of the Fund’s total assets due to movements in the financial markets. If the market affects several securities held by the Fund, the Fund may have a greater percentage of its assets invested in securities of fewer issuers. Because the Fund is diversified, the Fund is less subject to the risk that its performance may be hurt disproportionately by the poor performance of relatively few securities despite the Fund qualifying as a diversified Fund under applicable federal laws.

General Market Risks
U.S. and global markets have experienced significant volatility in recent years. The Fund is subject to investment and operational risks associated with financial, economic and other global market developments and disruptions, including those arising from war, terrorism, market manipulation, government interventions, defaults and shutdowns, political changes or diplomatic developments, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics) and natural/environmental disasters, which can all negatively impact the securities markets and cause the Fund to lose value. These events can also impair the technology and other operational systems upon which the Fund’s service providers, including the Fund’s investment adviser, rely, and could otherwise disrupt the Fund’s service providers’ ability to fulfill their obligations to the Fund.
The recent spread of an infectious respiratory illness caused by a novel strain of coronavirus (known as COVID-19) has caused volatility, severe market dislocations and liquidity constraints in many markets, including markets for the securities the Fund holds, and may adversely affect the Fund’s investments and operations. The transmission of COVID-19 and efforts to contain its spread have resulted in travel restrictions and disruptions, closed international borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, quarantines, event and service cancellations or interruptions, disruptions to business operations (including staff furloughs and reductions) and supply chains, and a reduction in consumer and business spending, as well as general concern and uncertainty that has negatively affected the economy. These disruptions have led to instability in the market place, including equity and debt market losses and overall volatility, and the jobs market. The impact of COVID-19, and other infectious illness outbreaks, epidemics or pandemics that may arise in the future, could adversely affect the economies of many nations or the entire global economy, the financial well-being and performance of individual issuers, borrowers and sectors and the health of the markets generally in potentially significant and unforeseen ways. In addition, the impact of infectious illnesses, such as COVID-19, in emerging market countries may be greater due to generally less established healthcare systems. This crisis or other public health crises may exacerbate other pre-existing political, social and economic risks in certain countries or globally.
The foregoing could lead to a significant economic downturn or recession, increased market volatility, a greater number of market closures, higher default rates and adverse effects on the values and liquidity of securities or other assets. Such impacts, which may vary across asset classes, may adversely affect the performance of the Fund. In certain cases, an exchange or market may close or issue trading halts on specific securities or even the entire market, which may result in the Fund being, among other things, unable to buy or sell certain securities or financial instruments or to accurately price its investments. These and other developments may adversely affect the liquidity of the Fund’s holdings.

Investment Strategies and Related Risks
The Fund’s principal investment strategies utilized by the Advisor and the principal risks associated with the same are set forth in the Fund’s Prospectus. The following discussion provides additional information about those principal investment strategies and related risks, as well as information about investment strategies (and related risks) that the Fund may utilize, even though they are not considered to be “principal” investment strategies. Accordingly, an investment strategy (and related risk) that is described below, but which is not described in the Prospectus, should not be considered to be a non‑principal strategy (or related risk) applicable to the Fund. The following strategies and risks apply to the Fund directly or indirectly through its investments in exchange-traded funds and derivatives.

Equity Securities
Equity securities in which the Fund invests may include common stocks, preferred stocks and securities convertible into common stocks, such as convertible bonds, warrants, rights and options. The value of equity securities varies in response to many factors, including the activities and financial condition of individual companies, the business market in which individual companies compete and general market and economic conditions. Equity securities fluctuate in value, often based on factors unrelated to the value of the issuer of the securities, and such fluctuations can be significant.

Common Stock
Common stock represents an equity (ownership) interest in a company, and usually possesses voting rights and earns dividends. Dividends on common stock are not fixed but are declared at the discretion of the issuer. Common stock generally represents the riskiest investment in a company. In addition, common stock generally has the greatest appreciation and depreciation potential because increases and decreases in earnings are usually reflected in a company’s stock price.

Other Investment Companies
The Fund may invest in exchange-traded funds (“ETFs”), which are securities of other investment companies. The Fund limits its investments in securities issued by other investment companies in accordance with the 1940 Act. With certain exceptions, Section 12(d)(1) of the 1940 Act precludes the Fund from acquiring (i) more than 3% of the total outstanding shares of another investment company; (ii) shares of another investment company having an aggregate value in excess of 5% of the value of the total assets of the Fund; or (iii) shares of another registered investment company and all other investment companies having an aggregate value in excess of 10% of the value of the total assets of the Fund (such limits do not apply to investments in money market funds). The Fund will invest in ETFs in reliance on Section 12(d)(1)(F) of the 1940 Act. Section 12(d)(1)(F) of the 1940 Act provides that the provisions of paragraph 12(d)(1) shall not apply to securities purchased or otherwise acquired by the Fund if: (i) immediately after such purchase or acquisition not more than 3% of the total outstanding shares of such investment company is owned by the Fund and all affiliated persons of such Fund; and (ii) the Fund has not offered or sold, and is not proposing to offer or sell its shares through a principal underwriter or otherwise at a public offering price that includes a sales load of more than 1 ½%. Rule 12d1-3 under the 1940 Act provides, however, that the Fund may rely on the Section 12(d)(1)(F) exemption and charge a sales load in excess of 1 1/2% provided the sales load and any service fee charged does not exceed limits set forth in applicable rules of the Financial Industry Regulatory Authority, Inc. (“FINRA”).

If the Fund invests in investment companies, including ETFs, pursuant to Section 12(d)(1)(F), it must comply with the following voting restrictions: when the Fund exercises voting rights, by proxy or otherwise, with respect to investment companies owned by such Fund, the Fund will either seek instruction from its shareholders with regard to the voting of all proxies and vote in accordance with such instructions, or vote the shares held by the Fund in the same proportion as the vote of all other holders of the securities of the investment company. In addition, an investment company purchased by the Fund pursuant to Section 12(d)(1)(F) shall not be required to redeem its shares in an amount exceeding 1% of such investment company’s total outstanding shares in any period of less than thirty days. To the extent the Fund is unable to redeem such shares within 7 days of a redemption request, the shares will be deemed illiquid and subject to the limitation that the Fund may not invest more than 15% of the value of its net assets, computed at the time of investment, in illiquid securities. In addition to the advisory and operational fees the Fund bears directly in connection with its own operation, the Fund will also bear its pro rata portion of the advisory and operational expenses incurred indirectly through its investments in other investment companies.

In December 2018, the SEC issued a proposed rulemaking package related to investments in other investment companies that, if adopted, could require the Fund to adjust its investments accordingly. These adjustments may have an impact on the Fund’s performance and may have negative risk consequences on the investing Fund as well as the underlying investment companies.

Exchange Traded Funds. ETFs are funds that track their related index and have the flexibility of trading like a security. They are managed by professionals and provide the investor with diversification, cost and tax efficiency, liquidity, marginability, are useful for hedging, have the ability to go long and short, and some provide quarterly dividends. ETFs generally have two markets. The primary market is where institutions swap “creation units” in block-multiples of shares, typically 25,000 or 50,000 for in-kind securities and cash in the form of dividends. The secondary market is where individual investors can trade as little as a single share during trading hours on the exchange. This is different from open-ended mutual funds that are traded after hours once the net asset value (“NAV”) is calculated. ETFs share many similar risks with open-end and closed-end funds.

There is a risk that an ETF in which the Fund invests may terminate due to extraordinary events that may cause any of the service providers to the ETF, such as the trustee or sponsor, to close or otherwise fail to perform their obligations to the ETF. Also, because the ETFs in which the Fund intends to principally invest may be granted licenses by agreement to use the indices as a basis for determining their compositions and/or otherwise to use certain trade names, the ETFs may terminate if such license agreements are terminated. In addition, an ETF may terminate if its entire net asset value falls below a certain amount. Although the Advisor may believe that, in the event of the termination of an underlying ETF, it will be able to invest instead in shares of an alternate ETF tracking the same market index or another market index with the same general market, there is no guarantee that shares of an alternate ETF would be available for investment at that time. To the extent that the Fund invests in a sector product, the Fund is subject to the risks associated with that sector.

Derivatives
The Fund purchases and sells (writes) options, a type of derivative instruments, as part of its principal investment strategies. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate, or index, and may relate to bonds, interest rates, currencies, commodities, and related indexes. With respect to certain kinds of derivative transactions that involve obligations to make future payments to third parties, the Fund must “set aside” liquid assets, or engage in other measures to “cover” open positions with respect to such transactions.

Option Transactions
Option transactions in which the Fund may engage involve the specific risks described above as well as the following risks:

•	the writer of an option may be assigned an exercise at any time during the option period;

•	disruptions in the markets for underlying instruments could result in losses for options investors;

•	there may be an imperfect or no correlation between the option and the securities being hedged; and

•	the insolvency of a broker could present risks for the broker’s customers.

In addition, a liquid secondary market for options, whether traded over-the-counter or on an exchange, may not exist due to the following:

•	there may be insufficient trading interest in a particular option;

•	restrictions may be imposed by an exchange on opening transactions or closing transactions or both;

•	trading halts, suspensions, or other restrictions may be imposed with respect to particular classes or series of options or underlying securities;

•	unusual or unforeseen circumstances may interrupt normal operations on an exchange;

•	the facilities of an exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading value; or

•
one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

The option activities of the Fund may affect its portfolio turnover rate and the amount of brokerage commissions paid by the Fund due to the Advisor closing out options trades approximately one year after the date in which the trades are entered and entering into new options trades. The success of the Fund in using the option strategies described above depends, among other things, on the Advisor’s ability to predict the direction and volatility of price movements in the options and securities markets and the Advisor’s ability to select the proper time, type and duration of the options.

By writing call options, the Fund forgoes the opportunity to profit from an increase in the market price of the underlying security above the exercise price except insofar as the premium represents such a profit. The Fund may also seek to earn additional income through receipt of premiums by writing covered put options. The risk involved in writing such options is that there could be a decrease in the market value of the underlying security. If this occurred, the option could be exercised and the underlying security would then be sold to the Fund at a higher price than its then current market value.

The Fund may purchase put and call options to attempt to provide protection against adverse price effects from anticipated changes in prevailing prices of securities. The purchase of a put option generally protects the value of portfolio holdings in a falling market, while the purchase of a call option generally protects cash reserves from a failure to participate in a rising market. In purchasing a call option, the Fund would be in a position to realize a gain if, during the option period, the price of the security increased by an amount greater than the premium paid. The Fund would realize a loss if the price of the security decreased or remained the same or did not increase during the period by more than the amount of the premium. If a put or call option purchased by the Fund were permitted to expire without being sold or exercised, its premium would represent a realized loss to the Fund.

The imperfect correlation in price movement between an option and the underlying financial instrument and/or the costs of implementing such an option may limit the effectiveness of the strategy. The Fund’s ability to establish and close out options positions will be subject to the existence of a liquid secondary market. Although the Fund generally will purchase or sell only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option or at any particular time. If an option purchased by the Fund expires unexercised, the Fund will lose the premium it paid. In addition, the Fund could suffer a loss if the premium paid by the Fund in a closing transaction exceeds the premium income it received. When the Fund writes a call option, its ability to participate in the capital appreciation of the underlying obligation is limited. The Fund can cover a call option by owning:

•	The underlying security (or securities convertible into the underlying security without additional consideration), index, interest rate, foreign currency or futures contract;

•	A call option on the same security or index with the same or lesser exercise price;

•	A call option on the same security or index with a greater exercise price and segregating cash or liquid securities in an amount equal to the difference between the exercise prices;

•	Cash or liquid securities equal to at least the market value of the optioned securities, interest rate, foreign currency or futures contract; or

•	In the case of an index, the basket of securities that corresponds to the index.

The Fund can cover a put option by:

•	Entering into a short position in the underlying security;

•	Purchasing a put option on the same security, index, interest rate, foreign currency or futures contract with the same or greater exercise price;

•
Purchasing a put option on the same security, index, interest rate, foreign currency or futures contract with a lesser exercise price and segregating cash or liquid securities in an amount equal to the difference between the exercise prices; or

•	Maintaining the entire exercise price in liquid securities.

When the Fund purchases a call option, it obtains the right to purchase the underlying instrument at the option’s strike price. In return for this right, the Fund pays the current market price for the option (known as the “option premium”). A Fund may purchase call options to offset or hedge against an increase in the market value of its short positions or to benefit from an increase in the price of securities that it does not own. A Fund would ordinarily realize a gain if, during the option period, the value of the underlying instrument increased above the exercise price sufficiently to cover the premium paid and related transaction costs. However, if the price of the underlying instrument does not rise enough to offset the cost of purchasing the option, a call buyer would lose the premium and related transaction costs.

Put options are similar to call options, except that the Fund obtains the right to sell, rather than purchase, the underlying instrument at the option’s strike price. In return for this right, the Fund pays the option premium. A Fund may purchase put options to offset or hedge against a decline in the market value of its securities or to benefit from a decline in the price of securities that it does not own. A Fund would ordinarily realize a gain if, during the option period, the value of the underlying instrument decreased below the exercise price sufficiently to cover the premium paid and related transaction costs. However, if the price of the underlying instrument does not fall enough to offset the cost of purchasing the option, a put buyer would lose the premium and related transaction costs.

The purchaser of an option may terminate its position by:

•	allowing it to expire and losing its entire premium;

•	exercising the option and either buying (in the case of a call option) or selling (in the case of a put option) the underlying instrument at the strike price; or

•	closing it out in the secondary market at its current price.

Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash settlement payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market, rather than price fluctuations in a single security.

Corporate Debt Securities
The may invest in ETFs that hold corporate debt securities. Corporate debt securities are fixed-income securities issued by businesses to finance their operations, although corporate debt instruments may also include bank loans to companies. Notes, bonds, debentures and commercial paper are the most common types of corporate debt securities, with the primary difference being their maturities and secured or unsecured status. Commercial paper has the shortest term and is usually unsecured. Corporate debt may be rated investment grade or below investment grade and may carry variable or floating rates of interest.

Because of the wide range of types, and maturities, of corporate debt securities, as well as the range of creditworthiness of its issuers, corporate debt securities have widely varying potentials for return and risk profiles. For example, commercial paper issued by a large established domestic corporation that is rated investment grade may have a modest return on principal, but carries relatively limited risk. On the other hand, a long-term corporate note issued by a small foreign corporation from an emerging market country that has not been rated may have the potential for relatively large returns on principal, but carries a relatively high degree of risk.

Corporate debt securities carry both credit risk and interest rate risk. Credit risk is the risk that the Fund could lose money if the issuer of a corporate debt security is unable to pay interest or repay principal when it is due. Some corporate debt securities that are rated below investment grade are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. The credit risk of a particular issuer’s debt security may vary based on its priority for repayment. For example, higher ranking (senior) debt securities have a higher priority than lower ranking (subordinated) securities. This means that the issuer might not make payments on subordinated securities while continuing to make payments on senior securities. In addition, in the event of bankruptcy, holders of higher-ranking senior securities may receive amounts otherwise payable to the holders of more junior securities. Interest rate risk is the risk that the value of certain corporate debt securities will tend to fall when interest rates rise. In general, corporate debt securities with longer terms tend to fall more in value when interest rates rise than corporate debt securities with shorter terms.

United States Government Obligations
These consist of various types of marketable securities issued by the United States Treasury, i.e., bills, notes and bonds. Such securities are direct obligations of the United States government and differ mainly in the length of their maturity. Treasury bills, the most frequently issued marketable government security, have a maturity of up to one year and are issued on a discount basis. The Fund may also invest in Treasury Inflation-Protected Securities (“TIPS”). TIPS are special types of treasury bonds that were created in order to offer bond investors protection from inflation. The values of the TIPS are automatically adjusted to the inflation rate as measured by the Consumer Price Index (“CPI”). If the CPI goes up by half a percent, the value of the bond (the TIPS) would also go up by half a percent. If the CPI falls, the value of the bond does not fall because the government guarantees that the original investment will stay the same. TIPS decline in value when real interest rates rise. However, in certain interest rate environments, such as when real interest rates are rising faster than nominal interest rates, TIPS may experience greater losses than other fixed income securities with similar duration.

Other Investment Policies

Temporary Defensive Positions
The Fund, as well as the underlying investment companies in which the Fund invests, may, from time to time, take temporary defensive positions that are inconsistent with the Fund’s investment objective and principal investment strategies in an attempt to respond to adverse or unstable market, economic, political, or other conditions when the Advisor deems it appropriate to do so. During such an unusual set of circumstances, the Fund (or its underlying investment companies) may hold up to 100% of its portfolios in cash or cash equivalent positions (e.g., money market securities, U.S. Government securities, and/or similar securities). When the Fund (or its underlying investment companies) takes a temporary or defensive position, the Fund may not be able to pursue or achieve its investment objective.

Illiquid and Restricted Securities
The Fund may invest up to 15% of its net assets in illiquid securities. Effective June 1, 2019, pursuant to Rule 22e-4 under the 1940 Act, the Fund may not acquire any “illiquid investment” if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments that are assets. An “illiquid investment” is any investment that the Fund reasonably expect cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment.  The Fund has implemented certain portions of a written liquidity risk management program and related procedures (“Liquidity Program”) that is reasonably designed to assess and manage the Fund’s “liquidity risk” (defined by the SEC as the risk that a Fund could not meet requests to redeem shares issued by the Fund without significant dilution of remaining investors’ interests in the Fund). The remaining portions of the Liquidity Program will be implemented during 2019 in accordance with SEC requirements. Illiquid securities include securities subject to contractual or legal restrictions on resale (e.g., because they have not been registered under the Securities Act and securities that are otherwise not readily marketable (e.g., because trading in the security is suspended or because market makers do not exist or will not entertain bids or offers). Securities that have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Foreign securities that are freely tradable in their principal markets are not considered to be illiquid.

Restricted and other illiquid securities may be subject to the potential for delays on resale and uncertainty in valuation. The Fund might be unable to dispose of illiquid securities promptly or at reasonable prices and might thereby experience difficulty in satisfying redemption requests from shareholders. The Fund might have to register restricted securities in order to dispose of them, resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

A large institutional market exists for certain securities that are not registered under the Securities Act, including foreign securities. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments. Rule 144A under the Securities Act allows such a broader institutional trading market for securities otherwise subject to restrictions on resale to the general public. Rule 144A establishes a “safe harbor” from the registration requirements of the Securities Act for resale of certain securities to qualified institutional buyers. Rule 144A has produced enhanced liquidity for many restricted securities, and market liquidity for such securities may continue to expand as a result of this regulation and the consequent existence of the PORTAL system, which is an automated system for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers sponsored by the Financial Industry Regulatory Authority, Inc.

Under guidelines adopted by the Trust’s Board, the Advisor may determine that particular Rule 144A securities, and commercial paper issued in reliance on the private placement exemption from registration afforded by Section 4(a)(2) of the Securities Act, are liquid even though they are not registered. A determination of whether such a security is liquid or not is a question of fact. In making this determination, the Advisor will consider, as it deems appropriate under the circumstances and among other factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers that purchase or sell the security; (3) the number of dealers that have undertaken to make a market in the security; (4) the number of potential purchasers; and (5) the nature of the security and how trading is effected (e.g., the time needed to sell the security, how bids are solicited and the mechanics of transfer).

Rule 144A securities and Section 4(a)(2) commercial paper that have been deemed liquid as described above will continue to be monitored by the Fund’s Advisor to determine if the security is no longer liquid as the result of changed conditions. Investing in Rule 144A securities or Section 4(a)(2) commercial paper could have the effect of increasing the amount of the Fund’s assets invested in illiquid securities if institutional buyers are unwilling to purchase such securities.

Lending of Portfolio Securities. In order to generate additional income, the Fund may lend portfolio securities in an amount up to 33% of total Fund assets to broker-dealers, major banks, or other recognized domestic institutional borrowers of securities which the Advisor has determined are creditworthy under guidelines established by the Board. In determining whether the Fund will lend securities, the Advisor will consider all relevant facts and circumstances. The Fund may not lend securities to any company affiliated with the Advisor. Each loan of securities will be collateralized by cash, securities, or equivalent collateral. The Fund might experience a loss if the borrower defaults on the loan.

The borrower at all times during the loan must maintain with the Fund cash or cash equivalent collateral. While the loan is outstanding, the borrower will pay the Fund any interest paid on the loaned securities, and the Fund may invest the cash collateral to earn additional income. Alternatively, the Fund may receive an agreed-upon amount of interest income from the borrower who has delivered equivalent collateral. It is anticipated that the Fund may share with the borrower some of the income received on the collateral for the loan or the Fund will be paid a premium for the loan. Voting rights for loaned securities will typically pass to the borrower, but the Fund will retain the right to call any security in anticipation of a vote that the Advisor deems material to the security on loan. Loans are subject to termination at the option of the Fund or the borrower at any time. The Fund may pay reasonable administrative and custodial fees in connection with a loan, and may pay a negotiated portion of the income earned on the cash to the borrower or placing broker. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower fail financially.

Securities lending involves counterparty risk, including the risk that the loaned securities may not be returned or returned in a timely manner and/or a loss of rights in the collateral if the borrower or the lending agent defaults or fails financially. This risk will be increased if a continuation of the current downturn in the economic conditions in the United States and around the world, particularly the recent failures of several major financial services firms, causes further declines in the securities markets and/or causes further financial instability in the borrowers or lending agents. This risk is increased when the Fund’s loans are concentrated with a single or limited number of borrowers. There are no limits on the number of borrowers the Fund may use, and the Fund may lend securities to only one or a small group of borrowers. Mutual funds participating in securities lending bear the risk of loss in connection with investments of the cash collateral received from the borrowers, which do not trigger additional collateral requirements from the borrower.

Borrowing. The Fund may borrow money for investment purposes, which is a form of leveraging. Leveraging investments, by purchasing securities with borrowed money, is a speculative technique that increases investment risk while increasing investment opportunity. Such borrowing may make the Fund’s NAV more volatile than funds that do not borrow for investment purposes because leverage magnifies changes in the Fund’s NAV and on the Fund’s investments. Although the principal of borrowings will be fixed, the Fund’s assets may change in value during the time the borrowing is outstanding. Leverage also creates interest expenses for the Fund. To the extent the income derived from securities purchased with borrowed funds exceeds the interest the Fund will have to pay, the Fund’s net income will be greater than it would be if leverage were not used. Conversely, if the income from the assets obtained with borrowed funds is not sufficient to cover the cost of leveraging, the net income of the Fund will be less than it would be if leverage were not used, and therefore the amount available for distribution to shareholders as dividends will be reduced. The use of derivatives in connection with leverage creates the potential for significant loss. The Fund does not intend to use leverage in excess of 5% of total assets and will not make additional investments when outstanding borrowings exceed 5% of the Fund’s total assets. Any leveraging will comply with the applicable requirements of the 1940 Act and the applicable guidance of no-action letters issued by the SEC, including Investment Company Act Release No. 10666 (Apr. 18, 1979), intended to minimize the use of leverage and the possibility that the Fund’s liabilities will exceed the value of its assets.

The Fund may also borrow money to meet redemptions or for other emergency purposes. Such borrowings may be on a secured or unsecured basis at fixed or variable rates of interest. The 1940 Act requires the Fund to maintain continuous asset coverage of not less than 300% with respect to all borrowings. If such asset coverage should decline to less than 300% due to market fluctuations or other reasons, the Fund will be required to reduce the amount of its borrowings within three days (not including Sundays and holidays), and may be required to dispose of some portfolio holdings in order to reduce the Fund’s debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to dispose of assets at that time. The Fund also may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit. Either of these requirements would increase the cost of borrowing over the stated interest rate.

Cybersecurity and Operational Risk
With the increased use of technologies such as the Internet to conduct business, the Fund and its service providers are susceptible to operational, information security and related risks. In general, cyber incidents can result from deliberate attacks or unintentional events. Cyber-attacks include, but are not limited to, gaining unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data, or causing operational disruption. Cyber-attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (i.e., efforts to make network services unavailable to intended users). Cyber incidents affecting the Fund or its service providers may cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Fund’s ability to calculate its NAV, impediments to trading, the inability of fund shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs. Similar adverse consequences could result from cyber incidents affecting issuers of securities in which a fund invests, counterparties with which the Fund engages in transactions, governmental and other regulatory authorities, exchange and other financial market operators, banks, brokers, dealers, insurance companies and other financial institutions (including financial intermediaries and service providers for fund shareholders) and other parties. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future. While the Fund’s service providers have established business continuity plans in the event of, and risk management systems to prevent, such cyber incidents, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified. Furthermore, the Funds cannot control the cyber security plans and systems put in place by its service providers or any other third parties whose operations may affect the Fund or its shareholders. The Fund and its shareholders could be negatively impacted as a result.

Large Shareholder Risk. Certain account holders may from time to time own or control a significant percentage of the Fund’s shares. The Fund is subject to the risk that a redemption by large shareholders of all or a portion of their Fund shares or a purchase of Fund shares in large amounts and/or on a frequent basis will adversely affect the Fund’s performance if it is forced to sell portfolio securities or invest cash when the Advisor would not otherwise choose to do so. This risk will be particularly pronounced if one shareholder owns a substantial portion of the Fund. Redemptions of a large number of shares may affect the liquidity of the Fund’s portfolio, increase the Fund’s transaction costs and/or lead to the liquidation of the Fund. Such transactions also potentially limit the use of any capital loss carryforwards and certain other losses to offset future realized capital gains (if any).

Liquidation of the Fund. The Board may determine to close and liquidate the Fund at any time, which may have adverse tax consequences to shareholders. In the event of the liquidation of the Fund, shareholders will receive a liquidating distribution in cash or in-kind equal to their proportionate interest in the Fund. A liquidating distribution would generally be a taxable event to shareholders, resulting in a gain or loss for tax purposes, depending upon a shareholder’s basis in his or her shares of the Fund. A shareholder of the liquidating Fund will not be entitled to any refund or reimbursement of expenses borne, directly or indirectly, by the shareholder (such as sales loads, account fees, or fund expenses), and a shareholder may receive an amount in liquidation less than the shareholder’s original investment.

Regulatory Risk. Financial entities, such as investment companies and investment advisers, are generally subject to extensive government regulation and intervention. Government regulation and/or intervention may change the way the Fund is regulated, affect the expenses incurred directly by the Fund and the value of its investments, and limit and/or preclude the Fund’s ability to achieve its investment objective. Government regulation may change frequently and may have significant adverse consequences. Moreover, government regulation may have unpredictable and unintended effects. While there continues to be uncertainty about the full impact of recent regulatory changes, it is the case that the Fund likely will be subject to a more complex regulatory framework, and may incur additional costs to comply with new requirements as well as to monitor for compliance in the future.

INVESTMENT RESTRICTIONS

The investment restrictions applicable to the Fund are set forth below and are either fundamental or non-fundamental. Fundamental restrictions may not be changed without a majority vote of shareholders as required by the 1940 Act. Non-fundamental policies or restrictions may be changed by the Board without shareholder approval.

Fundamental Investment Restrictions

The Trust (on behalf of the Fund) has adopted the following restrictions as fundamental policies, which may not be changed without the affirmative vote of the holders of a “majority” of the outstanding voting securities of the Fund. Under the 1940 Act, the “vote of the holders of a majority of the outstanding voting securities” means the vote of the holders of the lesser of (i) 67% or more of the shares of the Fund present at a meeting at which the holders of more than 50% of the Fund’s outstanding shares are present or represented by proxy or (ii) more than 50% of the outstanding shares of the Fund.

As a matter of fundamental policy:

1.
The Fund may not lend money or other assets except to the extent permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

2.
The Fund may not borrow money, except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

3.
The Fund may not issue senior securities except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

4.
The Fund may not concentrate its investments in a particular industry, as concentration is defined under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time, except that the Fund may invest without limitation in: (i) securities issued or guaranteed by the U.S. government, its agencies or instrumentalities; (ii) tax-exempt obligations of state or municipal governments and their political subdivisions; (iii) securities of other investment companies; and (iv) repurchase agreements.

5.
The Fund may not purchase or sell real estate, except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

6.
The Fund may not buy or sell commodities or commodity (futures) contracts, except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

7.
The Fund may not engage in the business of underwriting the securities of other issuers except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority, and except to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act in connection with the purchase and sale of portfolio securities.

Except with respect to borrowing and liquidity, all percentage or rating restrictions on an investment or use of assets set forth herein or in the Prospectus are adhered to at the time of investment. Later changes in the percentage or rating resulting from any cause other than actions by the Fund will not be considered a violation of the Fund’s investment restrictions. If the value of the Fund’s holdings of illiquid securities at any time exceeds the percentage limitation applicable due to subsequent fluctuations in value or other reasons, the Board will consider what actions are appropriate to maintain adequate liquidity.

Additional Information Regarding Fundamental Investment Restrictions

The following descriptions of the 1940 Act may assist investors in understanding the above policies and restrictions.

Lending. The 1940 Act does not prohibit a fund from making loans (including lending its securities); however, SEC staff interpretations currently prohibit funds from lending more than one-third of their total assets (including lending its securities), except through the purchase of debt obligations or the use of repurchase agreements. In addition, collateral arrangements with respect to options, forward currency and futures transactions and other derivative instruments (as applicable), as well as delays in the settlement of securities transactions, will not be considered loans.

For purposes of the Fund’s fundamental investment restriction with respect to lending, the entry into repurchase agreements, lending securities and acquiring of debt securities shall not constitute loans by the Fund.

Senior Securities and Borrowing. The 1940 Act prohibits the Fund from issuing any class of senior securities or selling any senior securities of which it is the issuer, except that the Fund is permitted to borrow from a bank so long as, immediately after such borrowings, there is an asset coverage of at least 300% for all borrowings of the Fund (not including borrowings for temporary purposes in an amount not exceeding 5% of the value of the Fund’s total assets). In the event that such asset coverage falls below this percentage, the Fund is required to reduce the amount of its borrowings within three days (not including Sundays and holidays) so that the asset coverage is restored to at least 300%. Asset coverage means the ratio that the value of a fund’s total assets (including amounts borrowed), minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Borrowing money to increase portfolio holdings is known as “leveraging.” Certain trading practices and investments, such as reverse repurchase agreements, may be considered to be borrowings or involve leverage and thus are subject to the 1940 Act restrictions. In accordance with SEC staff guidance and interpretations, when a fund engages in such transactions, the fund instead of maintaining asset coverage of at least 300%, may segregate or earmark liquid assets, or enter into an offsetting position, in an amount at least equal to the fund’s exposure, on a mark-to-market basis, to the transaction (as calculated pursuant to requirements of the SEC). The fundamental restriction in (2) above will be interpreted to permit the Fund to engage in trading practices and investments that may be considered to be borrowing or to involve leverage to the extent permitted by the 1940 Act and to permit the Fund to segregate or earmark liquid assets or enter into offsetting positions in accordance with the 1940 Act. Short-term credits necessary for the settlement of securities transactions and arrangements with respect to securities lending will not be considered to be borrowings under the policy. Practices and investments that may involve leverage but are not considered to be borrowings are not subject to the policy.

Derivative instruments are not considered to be borrowings for purposes of the Fund’s Fundamental Investment Restrictions because they will be “covered,” as described above under “Investment Policies, Strategies and Associated Risks.”

Concentration. The SEC staff has defined concentration as investing 25% or more of a fund’s total assets in any particular industry or group of industries, with certain exceptions such as with respect to investments in obligations issued or guaranteed by the U.S. government or its agencies and instrumentalities, or tax-exempt obligations of state or municipal governments and their political subdivisions. The SEC staff has further maintained that a fund should consider the underlying investments, where easily determined, of investment companies in which the fund is invested when determining concentration of the fund. For purposes of the Fund’s concentration policy, the Fund may classify and re-classify companies in a particular industry and define and re-define industries in any reasonable manner, consistent with SEC and SEC staff guidance. In this regard, the Advisor may analyze the characteristics of a particular issuer and instrument and may assign an industry classification consistent with those characteristics. The Advisor may, but need not, consider industry classifications provided by third parties.

Diversification. Under the 1940 Act and the rules, regulations and interpretations thereunder, an investment company is a “diversified company” if, as to 75% of its total assets, it does not purchase securities of any issuer (other than obligations of, or guaranteed by, the U.S. government or its agencies, or instrumentalities or securities of other investment companies) if, as a result, more than 5% of its total assets would be invested in the securities of such issuer, or more than 10% of the issuer’s voting securities would be held by the investment company. For purposes of the Fund’s diversification policy, the identification of the issuer of a security may be determined in any reasonable manner, consistent with SEC guidance.

However, since the Fund intends to qualify as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended, (the “Code”), the Fund will limit its investment, excluding cash, cash items (including receivables), U.S. government securities and securities of other regulated investment companies, so that at the close of each quarter of the taxable year, (1) not more than 25% of the Fund’s total assets will be invested in the securities of a single issuer, and (2) with respect to 50% of its total assets, not more than 5% of the Fund’s total assets will be invested in the securities of a single issuer nor represent more than 10% of the issuer’s outstanding voting securities.

Underwriting. The 1940 Act does not prohibit a fund from engaging in the underwriting business or from underwriting the securities of other issuers; in fact, in the case of diversified funds, the 1940 Act permits a fund to have underwriting commitments of up to 25% of its assets under certain circumstances. Those circumstances currently are that the amount of the fund’s underwriting commitments, when added to the value of the fund’s investments in issuers where the fund owns more than 10% of the outstanding voting securities of those issuers, cannot exceed the 25% cap.

PORTFOLIO TURNOVER

The frequency of the Fund’s portfolio transactions (the portfolio turnover rate) will vary from year to year depending on many factors. Higher portfolio turnover rates may result in increased brokerage costs to the Fund and a possible increase in short-term capital gains or losses. The Fund’s portfolio turnover rate for the most recent fiscal periods ended April 30 was as follows:

2020	2019
214%*	3%
* The increase in portfolio turnover rate for the period ended April 30, 2020 relates to a strategy change that was effective on May 20, 2019.

PORTFOLIO HOLDINGS INFORMATION

The Trust, on behalf of the Fund, has adopted a portfolio holdings disclosure policy that governs the timing and circumstances of disclosure of portfolio holdings of the Fund. The Advisor has also adopted a policy with respect to disclosure of Fund’s portfolio holdings (the “Advisor’s Policy”). Information about the Fund’s portfolio holdings will not be distributed to any third party except in accordance with the portfolio holdings policies and the Advisor’s Policy (the “Disclosure Policies”). The Advisor and the Board considered the circumstances under which the Fund’s portfolio holdings may be disclosed under the Disclosure Policies and the actual and potential material conflicts that could arise in such circumstances between the interests of the Fund’s shareholders and the interests of the Advisor, the Fund’s distributor, Quasar Distributors, LLC (the “Distributor”) or any other affiliated person of the Fund. After due consideration, the Advisor and the Board determined that the Fund has a legitimate business purpose for disclosing portfolio holdings to persons described in the Disclosure Policies, including mutual fund rating or statistical agencies, or persons performing similar functions, and internal parties involved in the investment process, administration or custody of the Fund. Pursuant to the Disclosure Policies, the Trust’s Chief Compliance Officer (“CCO”) is authorized to consider and authorize dissemination of portfolio holdings information to additional third parties, after considering the best interests of the Fund shareholders and potential conflicts of interest in making such disclosures.

The Board exercises continuing oversight of the disclosure of the Fund’s portfolio holdings by (1) overseeing the implementation and enforcement of the Disclosure Policies, Codes of Ethics and other relevant policies of the Fund and its service providers by the Trust’s CCO, (2) by considering reports and recommendations by the Trust’s CCO concerning any material compliance matters (as defined in Rule 38a-1 under the 1940 Act), and (3) by considering the approval of any amendment to the Disclosure Policies. The Board reserves the right to amend the Disclosure Policies at any time without prior notice to shareholders in its sole discretion.

Disclosure of the Fund’s complete holdings is required to be made quarterly within 60 days of the end of each period covered by the Annual Report and Semi-Annual Report to Fund shareholders and in the holdings report on Part F of Form N-PORT. These reports are available, free of charge, on the EDGAR database on the SEC’s website at www.sec.gov. The Fund may disclose its top 5 portfolio holdings, among other information, on its website at www.oakhurstfunds.com within 15 days after each calendar quarter end. Portfolio holdings information posted on the Fund’s website may be separately provided to any person, commencing on the day after it is first published on the Fund’s website. In addition, the Fund may provide its complete portfolio holdings at the same time that it is filed with the SEC. As of the date of this SAI, the Fund’s website is not operational.

In the event of a conflict between the interests of the Fund and the interests of the Advisor or an affiliated person of the Advisor, the CCO of the Advisor, in consultation with the Trust’s CCO, shall make a determination in the best interests of the Fund, and shall report such determination to the Board at the end of the quarter in which such determination was made. Any employee of the Advisor who suspects a breach of this obligation must report the matter immediately to the Advisor’s CCO or to his or her supervisor.

In addition, material non-public holdings information may be provided without lag as part of the normal investment activities of the Fund to each of the following entities, which, by explicit agreement or by virtue of their respective duties to the Fund, are required to maintain the confidentiality of the information disclosed, including a duty not to trade on non-public information: the fund administrator, fund accountant, custodian, transfer agent, auditors, counsel to the Fund or the Board, broker-dealers (in connection with the purchase or sale of securities or requests for price quotations or bids on one or more securities) and regulatory authorities. Portfolio holdings information not publicly available with the SEC or through the Fund’s website may only be provided to additional third parties, including mutual fund ratings or statistical agencies, in accordance with the Disclosure Policies, when the Fund has a legitimate business purpose and the third party recipient is subject to a confidentiality agreement that includes a duty not to trade on non-public information. As of the date of this SAI these parties include Lipper, Morningstar, S&P, Bloomberg, Thomson Financial, Vickers Stock and CapitalBridge, Inc., all of which may receive such information between the 5th and 10th business day of the month following the end of a calendar quarter.

In no event shall the Advisor, its affiliates or employees, the Fund, or any other party receive any direct or indirect compensation in connection with the disclosure of information about the Fund’s portfolio holdings.

There can be no assurance that the Disclosure Policies will protect the Fund from potential misuse of portfolio holdings information by individuals or entities to which it is disclosed.

From time to time, the Advisor may make additional disclosure of the Fund’s portfolio holdings on the Fund’s website. Shareholders can access the Fund’s website at www.oakhurstfunds.com for additional information about the Fund, including, without limitation, the periodic disclosure of its portfolio holdings. As of the date of this SAI, the Fund’s website is not operational.

TRUSTEES AND EXECUTIVE OFFICERS

The Board oversees the management and operations of the Trust. The Board, in turn, elects the officers of the Trust, who are responsible for the day-to-day operations of the Trust and its separate series. The current Trustees and officers of the Trust, their year of birth, positions with the Trust, terms of office with the Trust and length of time served, principal occupations during the past five years and other directorships are set forth in the table below. Unless noted otherwise, the principal business address of each Trustee is c/o U.S. Bank Global Fund Services, 615 East Michigan Street, Milwaukee, Wisconsin 53202.

Name and Year of Birth	Positions with the Trust	Term of Office and Length of Time Served	Principal Occupations During Past Five Years	Number of Portfolios in Fund Complex(2) Overseen by Trustees	Other Directorships Held During Past Five Years
Independent Trustees of the Trust(1)
Koji Felton (born 1961)	Trustee	Indefinite Term; Since September 2015.	Counsel, Kohlberg Kravis Roberts & Co. L.P. (2013-2015).	1	Independent Trustee, Listed Funds Trust (Since 2019).
Debra McGinty-Poteet (born 1956)	Trustee	Indefinite Term; Since September 2015.	Retired.	1	Independent Trustee, First Western Funds Trust (Since May 2015).
Daniel B. Willey (born 1955)	Trustee	Indefinite Term; Since September 2015.	Retired. Chief Compliance Officer, United Nations Joint Staff Pension Fund (2009 - 2017).	1	None
Interested Trustee
Jeanine M. Bajczyk(3) (born 1965)	Chair, Trustee	Indefinite Term; Since July 2020.	Senior Vice President, U.S. Bank Global Fund Services (since 2006).	1	None
Officers of the Trust
Ryan L. Roell (born 1973)	President and Principal Executive Officer	Indefinite Term; Since July 2019.	Vice President, U.S. Bank Global Fund Services (since 2005).	Not Applicable	Not Applicable
Cullen O. Small (born 1987)	Vice President, Treasurer and Principal Financial Officer	Indefinite Term; Since January 2019.	Vice President, U.S. Bank Global Fund Services (since 2010).	Not Applicable	Not Applicable
Donna Barrette (born 1966)	Vice President, Chief Compliance Officer and Anti-Money Laundering Officer	Indefinite Term; Since November 2019.	Senior Vice President and Compliance Officer, U.S. Bank Global Fund Services (since 2004).	Not Applicable	Not Applicable

Name and Year of Birth	Positions with the Trust	Term of Office and Length of Time Served	Principal Occupations During Past Five Years	Number of Portfolios in Fund Complex(2) Overseen by Trustees	Other Directorships Held During Past Five Years
Adam W. Smith (born 1981)	Secretary	Indefinite Term; Since June 2019.	Vice President, U.S. Bank Global Fund Services (since 2012).	Not Applicable	Not Applicable
Hailey S. Glaser (born 1989)	Assistant Treasurer	Indefinite Term; Since July 2019.	Assistant Vice President, U.S. Bank Global Fund Services (since 2015); Audit Senior, Deloitte & Touche LP (2012-2015).	Not Applicable	Not Applicable
Kristen M. Pierson (born 1979)	Assistant Treasurer	Indefinite Term; Since July 2019.	Assistant Vice President, U.S. Bank Global Fund Services (since 2017); Lead Fund Accountant, UMB Fund Services, Inc. (2006-2017).	Not Applicable	Not Applicable

(1)	The Trustees of the Trust who are not “interested persons” of the Trust as defined by the 1940 Act (“Independent Trustees”).

(2)
As of the date of this SAI, the Trust was comprised of 9 portfolios (including the Fund) managed by unaffiliated investment advisors. The term “Fund Complex” applies only to the Fund. The Fund does not hold itself out as related to any other series within the Trust for investment purposes, nor does it share the same investment adviser with any other series within the Trust.

(3)
Ms. Bajczyk, as a result of her employment with U.S. Bank Global Fund Services, which acts as transfer agent, administrator, and fund accountant to the Trust, is considered to be an “interested person” of the Trust, as defined by the 1940 Act.

Additional Information Concerning the Board of Trustees

The Role of the Board

The Board oversees the management and operations of the Trust. Like all mutual funds, the day-to-day management and operation of the Trust is the responsibility of the various service providers to the Trust, such as the Advisor, the Distributor, the Administrator, the Custodian, and the Transfer Agent, each of which are discussed in greater detail in this SAI. The Board has appointed various senior employees of the Administrator as officers of the Trust, with responsibility to monitor and report to the Board on the Trust’s operations. In conducting this oversight, the Board receives regular reports from these officers and the service providers. For example, the Treasurer provides reports as to financial reporting matters and the President provides reports as to matters relating to the Trust’s operations. In addition, the Advisor provides regular reports on the investment strategy and performance of the Fund. The Board has appointed a CCO who administers the Trust’s compliance program and regularly reports to the Board as to compliance matters.

These reports are provided as part of formal “Board Meetings” which are typically held quarterly, in person, and involve the Board’s review of recent operations. In addition, various members of the Board also meet with management in less formal settings, between formal “Board Meetings,” to discuss various topics. In all cases, however, the role of the Board and of any individual Trustee is one of oversight and not of management of the day-to-day affairs of the Trust and its oversight role does not make the Board a guarantor of the Trust’s investments, operations or activities.

Board Structure, Leadership

The Board has structured itself in a manner that it believes allows it to perform its oversight function effectively. It has established three standing committees, a Governance and Nominating Committee, an Audit Committee, which also serves as the Qualified Legal Compliance Committee, and a Valuation Committee, which are discussed in greater detail below under “Trust Committees”. The Board is comprised of one Interested Trustee and three Independent Trustees, which are Trustees that are not affiliated with the Advisor, the principal underwriter, or their affiliates. The Governance and Nominating Committee, Audit Committee and Qualified Legal Compliance Committee are comprised entirely of Independent Trustees. The Chair of the Board is an Interested Trustee. The Board has determined not to appoint a lead Independent Trustee; however, the Independent Trustees are advised by independent counsel. The President and Principal Executive Officer of the Trust is not a Trustee, but rather is a senior employee of the Administrator who routinely interacts with the unaffiliated investment advisers of the Trust and comprehensively manages the operational aspects of the funds in the Trust. The Trust has determined that it is appropriate to separate the Principal Executive Officer and Chair of the Board positions because the day-to day responsibilities of the Principal Executive Officer are not consistent with the oversight role of the Trustees and because of the potential conflict of interest that may arise from the Administrator’s duties with the Trust. The Board reviews its structure and the structure of its committees annually. Given the specific characteristics of the Trust, as described above, the Board has determined that the structure of the Interested Chair, the composition of the Board, and the function and composition of its various committees are appropriate means to address any potential conflicts of interest that may arise.

Board Oversight of Risk Management

As part of its oversight function, the Board receives and reviews various risk management reports and discusses these matters with appropriate management and other personnel. Because risk management is a broad concept comprised of many elements (e.g., investment risk, issuer and counterparty risk, compliance risk, operational risks, business continuity risks, etc.), the oversight of different types of risks is handled in different ways. For example, the Audit Committee meets with the Treasurer and the Trust’s independent registered public accounting firm to discuss, among other things, the internal control structure of the Trust’s financial reporting function. The Board meets regularly with the CCO to discuss compliance and operational risks and how they are managed. The Board also receives reports from the Advisor as to investment risks of the Fund. In addition to these reports, from time to time the Board receives reports from the Administrator and the Advisor as to enterprise risk management.

Information about Each Trustee’s Qualification, Experience, Attributes or Skills

The Board believes that each of the Trustees has the qualifications, experience, attributes and skills (“Trustee Attributes”) appropriate to their continued service as Trustees of the Trust in light of the Trust’s business and structure. The Board annually conducts a “self-assessment” wherein the effectiveness of the Board and individual Trustees is reviewed.

In addition to the information provided in the chart above, below is certain additional information concerning each particular Trustee and his/her Trustee Attributes. The information is not all-inclusive. Many Trustee Attributes involve intangible elements, such as intelligence, integrity, work ethic, the ability to work together, the ability to communicate effectively, the ability to exercise judgment, to ask incisive questions, and commitment to shareholder interests.

Koji Felton. Mr. Felton has served as a Trustee since 2015 and has substantial experience with the mutual fund industry and familiarity with federal securities laws and regulations. Mr. Felton’s prior experience includes serving as Director and Counsel for KKR Credit Advisors LLC, the asset manager arm of Kohlberg Kravis Roberts & Co. L.P. (2013 – 2015). Prior to that Mr. Felton served as counsel in the Financial Services Group at Dechert LLP from (2011 – 2013), as well as in various capacities, and ultimately as Senior Vice President and Deputy General Counsel for mutual funds, at Charles Schwab & Co., Inc. (1998 – 2011). Mr. Felton also worked as a staff attorney and served as an Enforcement Branch Chief for the San Francisco District Office of the SEC (1992 – 1998). Mr. Felton began his career as a litigation associate specializing in securities and banking litigation at Shearman & Sterling (1986 – 1992).

Debra McGinty-Poteet. Ms. McGinty-Poteet has served as a Trustee since 2015 and has significant mutual fund industry experience, including her current and prior experience on mutual fund boards. Ms. McGinty-Poteet currently also serves an Independent Trustee and Chair of the Audit Committee for First Western Funds Trust. Prior to becoming a Trustee of the Trust, Ms. McGinty-Poteet served as the President, Chair of the Board, and Interested Trustee for Brandes Investment Trust where she also oversaw the proprietary and sub-advisory mutual fund business for Brandes Investment Advisors (1999 – 2012). Ms. McGinty-Poteet previously served as Chief Operating Officer of North American Trust Company (1997 – 1998); Global Managing Director of Mutual Funds at Bank of America (1992 – 1996); and in various capacities, and ultimately as Global Head of Mutual Funds, at Security Pacific Bank (1982 – 1992).

Daniel Willey. Mr. Willey has served as a Trustee since 2015 and has significant work history and experience in the investment management industry. As a chief compliance officer, Mr. Willey has valuable experience in an oversight role and in working with regulatory compliance matters. Mr. Willey served as the Chief Compliance Officer of the United Nations Joint Staff Pension Fund (2009 – 2017). Prior to this role, Mr. Willey served as the Chief Operating and Chief Compliance Officer of Barrett Associates, Inc. (investment adviser and affiliate of Legg Mason) (2007 – 2009); President and Chief Executive Officer of TIMCO, Citigroup Asset Management (2004 – 2006); Head Equity Trader of TIMCO (1994 – 2004); Vice President, Shawmut National Bank (1992 – 1994); Investment Officer, State of Connecticut (1990 – 1992); Vice President, Bank of New England (Connecticut Bank & Trust) (1981 – 1990); Registered Representative, Tucker Anthony and R.L. Day, Inc. (1979 – 1981); and Assistant Analyst, The Travelers Insurance Company (1977 – 1979).

Jeanine Bajczyk. Ms. Bajczyk has served as a Trustee since 2020 and has substantial experience, knowledge, and understanding of the mutual fund industry. Ms. Bajczyk currently serves as a Senior Vice President of U.S. Bank Global Fund Services where she oversees the Regulatory Administration and Blue Sky departments. Ms. Bajczyk has served in various capacities since joining U.S. Bank Global Fund Services in 2006, and has extensive experience in the 1940 Act, securities laws in general and SEC compliance and regulatory matters. In addition, Ms. Bajczyk has experience in the oversight of regulatory examinations and provides support and assistance to mutual fund clients implementing new regulatory requirements. Prior to joining U.S. Bank Global Fund Services, Ms. Bajczyk was senior counsel at Wells Fargo Funds Management and Strong Financial Corporation.

Trust Committees

The Trust has three standing committees: the Governance and Nominating Committee, the Audit Committee, which also serves as the Qualified Legal Compliance Committee (“QLCC”), and the Valuation Committee.

The Governance and Nominating Committee, comprised of all the Independent Trustees, is responsible for making recommendations to the Board regarding various governance-related aspects of the Board’s responsibilities and seeking and reviewing candidates for consideration as nominees for Trustees and meets only as necessary. The Governance and Nominating Committee will consider nominees nominated by shareholders. Recommendations by shareholders for consideration by the Governance and Nominating Committee should be sent to the President of the Trust in writing together with the appropriate biographical information concerning each such proposed nominee, and such recommendation must comply with the notice provisions set forth in the Trust Bylaws. In general, to comply with such procedures, such nominations, together with all required biographical information, must be delivered to and received by the President of the Trust at the principal executive offices of the Trust no less than 120 days and no more than 150 days prior to the shareholder meeting at which any such nominee would be voted on. The Governance and Nominating Committee did not hold any meetings during the Fund’s most recent fiscal year ended April 30, 2020.

The Audit Committee is comprised of all of the Independent Trustees. The Audit Committee generally meets on a quarterly basis with respect to the various series of the Trust, and may meet more frequently. The function of the Audit Committee, with respect to each series of the Trust, is to review the scope and results of the audit of such series’ financial statements and any matters bearing on the audit or the financial statements, and to ensure the integrity of the series’ pricing and financial reporting. The Audit Committee met four times during the Fund’s most recent fiscal year ended April 30, 2020.

The function of the QLCC is to receive reports from an attorney retained by the Trust of evidence of a material violation by the Trust or by any officer, director, employee or agent of the Trust.

The Board has delegated day-to-day valuation issues to a Valuation Committee that is comprised of certain officers of the Trust and the Interested Trustee of the Trust, and is overseen by the Board. The function of the Valuation Committee is to oversee and approve the fair value of securities held by any series of the Trust for which current and reliable market quotations are not readily available. Such securities are valued at their respective fair values as determined in good faith by the Valuation Committee. The actions of the Valuation Committee are subsequently reviewed and ratified by the Board. The Valuation Committee meets as needed. The Valuation Committee held eleven meetings during the Fund’s most recent fiscal year ended April 30, 2020.

Trustee Ownership of Fund Shares and Other Interests

No Trustee beneficially owned shares of the Fund as of the calendar year ended December 31, 2019. Furthermore, neither the Independent Trustees nor members of their immediate family, own securities beneficially or of record in the Advisor, the Fund’s principal underwriter, or any of their affiliates as of the same date.

Compensation

Independent Trustees each receive an annual retainer of $30,000 allocated among each of the various portfolios comprising the Trust. In addition, the Independent Trustees receive $500 per any special meeting attended telephonically. Prior to July 1, 2020, Independent Trustees received an annual retainer of $22,500 and $1,500 per regularly scheduled meeting attended in person or telephonically. Independent Trustees receive additional fees from applicable portfolios for any special meetings at rates assessed by the Trustees depending on the length of the meeting and whether in-person attendance is required. Independent Trustees are also reimbursed for expenses in connection with each Board meeting attended. These reimbursements are allocated among applicable portfolios of the Trust. The Trust has no pension or retirement plan. No other entity affiliated with the Trust pays any compensation to the Trustees. The Trust does not pay any fees to, or reimburse expenses of, the Interested Trustee. For the Fund’s fiscal year ended April 30, 2020, the Independent Trustees received the following compensation:

Name of Person/ Position	Aggregate Compensation From the Fund(1)	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Fund and Fund Complex(2) Paid to Trustees
Koji Felton, Independent Trustee	$3,206	None	None	$3,206
Debra McGinty Poteet, Independent Trustee	$3,206	None	None	$3,206
Daniel Willey, Independent Trustee	$3,206	None	None	$3,206

(1)	Trustees’ fees and expenses are allocated among the Fund and all other series comprising the Trust.

(2)
As of the date of this SAI, the Trust was comprised of 9 portfolios (including the Fund) managed by unaffiliated investment advisers. The term “Fund Complex” applies only to the Fund, and not to other series of the Trust. For the Fund’s fiscal year ended April 30, 2020, aggregate Independent Trustees’ fees and expenses amounted to $85,500.

CODES OF ETHICS

The Trust, the Advisor and the Distributor have each adopted separate codes of ethics pursuant to Rule 17j‑1 of the 1940 Act. These codes of ethics permit, subject to certain conditions, personnel of the Advisor and the Distributor to invest in securities that may be purchased or held by the Fund.

PROXY VOTING POLICIES AND PROCEDURES

The Board has adopted Proxy Voting Policies and Procedures (the “Trust Proxy Policies”) on behalf of the Trust which delegate the responsibility for voting proxies to the Advisor, subject to the Board’s continuing oversight. The Trust’s Proxy Policies require that the Advisor vote proxies received in a manner consistent with the best interests of the Fund and its shareholders. The Trust Proxy Policies also require the Advisor to present to the Board, at least annually, the Advisor’s proxy policies and a record of each proxy voted by the Advisor on behalf of the Fund, including a report on the resolution of all proxies identified by the Advisor as involving a conflict of interest.

The Advisor has adopted proxy policies, which may be amended from time to time. In voting proxies, the Advisor is guided by fiduciary principles. All proxies are to be voted solely in the best interests of the beneficial owners of the securities. The Advisor’s proxy policies are attached as Appendix A.

The Trust is required to file a Form N-PX, with the Fund’s complete proxy voting record for the 12 months ended June 30, no later than August 31 of each year. Form N-PX for the Fund will be available without charge, upon request, by calling toll-free 844-OAKHRST (844-625-4778) and on the SEC’s website at www.sec.gov.

CONTROL PERSONS, PRINCIPAL SHAREHOLDERS AND MANAGEMENT OWNERSHIP

A principal shareholder is any person who owns of record or beneficially owns 5% or more of the outstanding shares of the Fund. A control person is any person who owns beneficially or through controlled companies more than 25% of the voting securities of the Fund or acknowledges the existence of control.

As of July 31, 2020, the following shareholders were considered to be either a control person or principal shareholder of the Fund:

Institutional Class

Name and Address	% Ownership	Parent Company	State of Jurisdiction	Type of Ownership
National Financial Services, LLC For the Exclusive Benefit of Our Customers Attn: Mutual Funds Dept., 4th FL 499 Washington Blvd. Jersey City, NJ 07310-1995	98.79%	Fidelity Brokerage Company	DE	Record

Since the Advisor Class had not commenced operations prior to the date of this SAI, there are no principal shareholders or control persons of the Advisor Class as of July 31, 2020. As of July 31, 2020, the Trustees and officers of the Trust as a group did not own more than 1% of the outstanding shares of any class of the Fund.

THE FUND’S INVESTMENT ADVISOR

As stated in the Prospectus, investment advisory services are provided to the Fund by Oakhurst Advisors LLC, pursuant to an Investment Advisory Agreement (the “Advisory Agreement”).

As compensation, the Fund pays the Advisor a monthly performance fee (accrued daily) based upon the average daily net assets of the Fund at the annual rate of 1.00%.

The Advisory Agreement continues in effect for an initial two year period, and from year to year thereafter only if such continuance is specifically approved at least annually by the Board or by vote of a majority of the Fund’s outstanding voting securities and by a majority of the Independent Trustees, who are not parties to the Advisory Agreement or interested persons of any such party, in each case cast in person at a meeting called for the purpose of voting on the Advisory Agreement. The Advisory Agreement is terminable without penalty by the Trust on behalf of the Fund on not more than 60 days’, nor less than 30 days’, written notice to the Advisor when authorized either by a majority vote of the Fund’s shareholders or by a vote of a majority of the Trustees, or by the Advisor on not more than 60 days’, nor less than 30 days’, written notice to the Trust, and will automatically terminate in the event of its “assignment” (as defined in the 1940 Act). The Advisory Agreement provides that the Advisor shall not be liable under such agreement for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution of portfolio transactions for the Fund, except for willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties thereunder.

In addition, the Advisor has contractually agreed to waive a portion or all of its management fee and reimburse Fund expenses until at least August 28, 2021, to ensure that Total Annual Fund Operating Expenses after fee waiver and/or expense reimbursement (excluding front-end or contingent deferred sales loads, Rule 12b-1 fees, shareholder servicing plan fees, taxes, leverage/borrowing interest, interest expense, dividends paid on short sales, brokerage and other transactional expenses, acquired fund fees and expenses, expenses incurred in connection with any merger or reorganization, or extraordinary expenses) will not exceed 1.50% of the average daily net assets of the Fund (the “Expense Cap”). The Expense Cap will remain in effect through at least August 28, 2021, and may be terminated at any time upon 60 days’ written notice by the Board or the Advisor. The Advisor may request recoupment of previously waived fees or reimbursed expenses from the Fund for three years from the date they were waived or reimbursed, provided that after payment of the recoupment, the Total Annual Fund Operating Expenses do not exceed the lesser of the Expense Cap: (i) in effect at the time of the waiver or reimbursement, or (ii) in effect at the time of recoupment.

For the fiscal periods ended April 30, the Fund paid the following management fees to the Advisor:

Fiscal Period End	Investment Advisory Fees Earned	Advisory Fees Waived or Fund Expenses Reimbursed by Advisor	Net Advisory Fees Paid to Advisor
2020	$247,784	$(112,979)	$134,805
2019	$206,774	$(144,414)	$62,360
2018	$193,431	$(130,844)	$62,587

Portfolio Managers

Jason Ozur, serves as portfolio manager for the Fund and is primarily responsible for the day-to-day management of the Fund. Mr. Jeffrey Garden servers as Co-Portfolio Manager of the Fund. The following tables provide information regarding other accounts managed by Mr. Ozur and Mr. Garden as of April 30, 2020.

Category of Account	Total Number of Accounts Managed	Total Assets in Accounts Managed (in millions)	Number of Accounts for which Advisory Fee is Based on Performance	Assets in Accounts for which Advisory Fee is Based on Performance
Accounts Managed by Jason Ozur
Other Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	4	$44.59	0	$0
Other Accounts	2,038	$5,403	0	$0
Accounts Managed by Jeffrey Garden
Other Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	4	$44.59	0	$0
Other Accounts	2,038	$5,403	0	$0

Compensation

Each portfolio manager’s compensation varies with the general success of the Advisor as a firm. The portfolio manager’s compensation is based on net revenue after all firm expenses and profit sharing. The portfolio manager’s compensation is not directly linked to the Fund’s performance, although positive performance and growth in managed assets are factors that may contribute to the Advisor’s distributable profits and assets under management.

Conflicts of Interest

The Advisor seeks to treat all clients (including the Fund and separately managed accounts) fairly and equitably and has adopted policies and procedures designed to ensure that no client is disadvantaged over another where both clients have the ability to invest in similar securities. Special attention is paid to situations where the activities of the Fund may conflict with the activities of other advisory clients so that the Fund is not disadvantaged. There is no guarantee, however, that the policies and procedures adopted will be able to detect and/or prevent every situation in which an actual or potential conflict may appear.

Although clients of the Advisor have accounts managed with the same overall investment philosophy, different clients of the Advisor have different objectives, strategies, or restrictions on their permitted activities, whether by statute, contract, or instruction of the client. Taking into account total asset size and investment restrictions, the Fund and the Advisor’s separately managed accounts may own different securities and performance may materially differ.

Specifically, the separately managed accounts are typically permitted to invest without regard to liquidity, have provisions restricting liquidity on behalf of investors, and may pursue strategies not available to or otherwise limited by the Fund or other clients.

Furthermore, separately managed accounts may be more concentrated in specific securities (and therefore generate higher or lower returns) than the account of the Fund, where concentrations are limited by the 1940 Act or other statutes.

Other potential conflicts include:

Allocation of Limited Time and Attention. A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

Allocation of Limited Investment Opportunities. If a portfolio manager identifies a limited investment opportunity that may be suitable for multiple funds and/or accounts, the opportunity may be allocated among these several funds or accounts, which may limit a fund’s ability to take full advantage of the investment opportunity.

Selection of Brokers/Dealers. Portfolio managers may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the funds and/or account that they supervise. In addition to executing trades, some brokers and dealers provide portfolio managers with brokerage and research services (as those terms are defined in Section 28(e) of the 1934 Act), which may result in the payment of higher brokerage fees than might have otherwise been available. These services may be more beneficial to certain funds or accounts than to others. Although the payment of brokerage commissions is subject to the requirement that the portfolio manager determine in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the fund, a portfolio manager’s decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds and/or accounts that he or she manages.

Variation in Compensation. A conflict of interest may arise where the financial or other benefits available to the portfolio manager differ among the funds and/or accounts that he or she manages. If the structure of the investment adviser’s management fee and/or the portfolio manager’s compensation differs among funds and/or accounts (such as where certain funds or accounts pay higher management fees or performance-based management fees), the portfolio manager might be motivated to help certain funds and/or accounts over others. The portfolio manager might be motivated to favor funds and/or accounts in which he or she has an interest or in which the investment advisor and/or its affiliates have interests. Similarly, the desire to maintain or raise assets under management or to enhance the portfolio manager’s performance record or to derive other rewards, financial or otherwise, could influence the portfolio manager to lend preferential treatment to those funds and/or accounts that could most significantly benefit the portfolio manager. Currently, none of the funds managed by the portfolio managers charge a performance fee and management fee levels vary minimally among the funds.

Ownership of Shares of the Fund

The following table sets forth the dollar range of equity securities of the Fund beneficially owned by the portfolio managers as of April 30, 2020.

Portfolio Manager	Dollar Range of Equity Securities in the Fund Beneficially Owned

Jason Ozur	$100,001 - $500,000

Jeffrey Garden	None

SERVICE PROVIDERS

Administrator, Transfer Agent and Fund Accountant

Pursuant to an administration agreement (the “Administration Agreement”), U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Fund Services”), 615 East Michigan Street, Milwaukee, Wisconsin 53202, acts as the Administrator to the Fund. Fund Services provides certain services to the Fund including, among other responsibilities, coordinating the negotiation of contracts and fees with, and the monitoring of performance and billing of, the Fund’s independent contractors and agents; preparation for signature by an officer of the Trust of all documents required to be filed for compliance by the Trust and the Fund with applicable laws and regulations, excluding those of the securities laws of various states; arranging for the computation of performance data, including NAV and yield; responding to shareholder inquiries; and arranging for the maintenance of books and records of the Fund, and providing, at its own expense, office facilities, equipment and personnel necessary to carry out its duties. In this capacity, Fund Services does not have any responsibility or authority for the management of the Fund, the determination of investment policy, or for any matter pertaining to the distribution of the Fund’s shares.

Pursuant to the Administration Agreement, as compensation for its services, Fund Services receives from the Fund, a fee based on the Fund’s current average daily net assets, subject to a minimum annual fee. Fund Services also is entitled to certain out-of-pocket expenses. Fund Services also acts as fund accountant, transfer agent and dividend disbursing agent under separate agreements.

For services rendered to the Fund, Fund Services received the following fees during the fiscal periods indicated below:

Fiscal Period Ended April 30,
2020	2019	2018*
$87,986	$81,880	$76,530
*The Fund commenced operations on May 10, 2017.

Custodian

U.S. Bank National Association is the custodian of the assets of the Fund (the “Custodian”) pursuant to a custody agreement between the Custodian and the Trust. For its services, the Custodian receives a monthly fee based on a percentage of the Fund’s assets, in addition to certain transaction based fees, and is reimbursed for out of pocket expenses. The Custodian’s address is 1555 N. Rivercenter Drive, Suite 302, Milwaukee, Wisconsin 53212. The Custodian does not participate in decisions relating to the purchase and sale of securities by the Fund. Fund Services, the Custodian, and the Fund’s principal underwriter are affiliated entities under the common control of U.S. Bancorp. The Custodian and its affiliates may participate in revenue sharing arrangements with the service providers of mutual funds in which the Fund may invest.

Independent Registered Public Accounting Firm and Legal Counsel

Cohen & Company, Ltd., 342 N. Water Street, Suite 830, Milwaukee, Wisconsin, is the independent registered public accounting firm for the Fund and performs an annual audit of the Fund’s financial statements.

Goodwin Procter LLP, 1900 N Street, NW, Washington, DC 20036, serves as legal counsel to the Trust.

EXECUTION OF PORTFOLIO TRANSACTIONS

The Advisor is authorized to determine the broker or dealer to be used for each securities transaction for the Fund. The Fund will not use an affiliated broker-dealer to execute trades on its behalf. In selecting brokers or dealers to execute transactions, the Advisor need not solicit competitive bids and does not have an obligation to seek the lowest available commission cost.

The Advisor may not give consideration to sales of shares of the Fund as a factor in selecting broker-dealers to execute portfolio securities transactions. The Advisor may, however, place portfolio transactions with broker-dealers that promote or sell the Fund’s shares so long as such transactions are done in accordance with the policies and procedures established by the Trustees that are designed to ensure that the selection is based on the quality of the broker’s execution and not on its sales efforts. In selecting brokers to be used in portfolio transactions, the general guiding principle is to obtain the best overall execution for each trade, which is a combination of price and execution. With respect to execution, the Advisor considers a number of discretionary factors, including, without limitation, the actual handling of the order, the ability of the broker to settle the trade promptly and accurately, the financial standing of the broker, the ability of the broker to position stock to facilitate execution, past experience with similar trades, and other factors that may be unique to a particular order. Recognizing the value of these discretionary factors, the Advisor may select brokers who charge a brokerage commission that is higher than the lowest commission that might otherwise be available for any given trade. When investing in underlying investment companies, the Advisor will seek to invest the Fund’s assets in Institutional Class shares, when available. With respect to the underlying investment companies, the advisers for such investment companies generally have similar policies and procedures to the Advisor’s with respect to the selection of broker-dealers for execution transactions for such underlying investment companies.

Under Section 28(e) of the Securities Exchange Act of 1934, as well as both the Investment Advisory Agreement, the Advisor are authorized to pay a brokerage commission in excess of that which another broker might have charged for effecting the same transaction, in recognition of the value of brokerage and/or research services provided by the broker. The research received by the Advisor may include, without limitation: information on the United States and other world economies; information on specific industries, groups of securities, individual companies, and political and other relevant news developments affecting markets and specific securities; technical and quantitative information about markets; analysis of proxy proposals affecting specific companies; accounting and performance systems that allow the Advisor to determine and track investment results; and trading systems that allow the Advisor to interface electronically with brokerage firms, custodians, and other providers. Research is received in the form of written reports, telephone contacts, personal meetings, research seminars, software programs, and access to computer databases. In some instances, research products or services received by the Advisor may also be used for functions that are not research related (i.e. not related to the making of investment decisions). Where a research product or service has a mixed use, the Advisor will make a reasonable allocation according to the use and will pay for the non-research function in cash using its own funds.

The research and investment information services described above make the views and information of individuals and research staffs of other securities firms available to the Advisor for their analysis and consideration. These services may be useful to the Advisor in connection with advisory clients other than the Fund and not all such services may be useful to the Advisor in connection with the Fund. Although such information may be a useful supplement to the Advisor’s own investment information in rendering services to the Fund, the value of such research and services is not expected to reduce materially the expenses of the Advisor in the performance of its services under the Investment Advisory Agreement and will not reduce the management fees payable to the Advisor by the Fund.

The Fund may invest in securities traded in the over-the-counter market. In these cases, the Fund may initiate trades through brokers on an agency basis and pay a commission in connection with the transaction. The Fund may also effect these transactions by dealing directly with the dealers who make a market in the securities involved, in which case the costs of such transactions would involve dealer spreads rather than brokerage commissions. With respect to securities traded only in the over-the-counter market, orders will be executed on a principal basis with primary market makers in such securities except where better prices or executions may be obtained on an agency basis or by dealing with those other than a primary market maker.

Normally, any fixed income portfolio transactions will be principal transactions executed in over the counter markets and will be executed on a “net” basis, which may include a dealer mark up. With respect to securities traded only in the over the counter market, orders will be executed on a principal basis with primary market makers in such securities except where better prices or executions may be obtained on an agency basis or by dealing with other than a primary market maker.

The Fund may participate, if and when practicable, in bidding for the purchase of Fund securities directly from an issuer in order to take advantage of the lower purchase price available to members of a bidding group. The Fund will engage in this practice, however, only when the Advisor, in its sole discretion, believe such practice to be otherwise in the Fund’s interest.

Aggregated Trades. While investment decisions for the Fund are made independently of the Advisor’s other client accounts, the other client accounts may invest in the same securities as the Fund. To the extent permitted by law, the Advisor may aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for other investment companies or accounts in executing transactions. When a purchase or sale of the same security is made at substantially the same time on behalf of the Fund and another investment company or account, the transaction will be averaged as to price and available investments allocated as to amount in a manner which the Advisor believes to be equitable to the Fund and such other investment company or account. In some instances, this investment procedure may adversely affect the price paid or received by the Fund or the size of the position obtained or sold by the Fund.

For the fiscal periods ended April 30, the Fund paid the following aggregate brokerage commissions:

Fiscal Period Ended April 30,
2020	2019	2018
$16,055*	$0	$0

* The Fund incurred brokerage fees due to a change in strategy that was effective on May 20, 2019.

As of April 30, 2020, the Fund did not own any securities issued by any of its regular broker-dealers.

CAPITAL STOCK

Shares issued by the Fund have no preemptive, conversion, or subscription rights. Shares issued and sold by the Fund are deemed to be validly issued, fully paid and non-assessable by the Trust. Shareholders have equal and exclusive rights as to dividends and distributions as declared by the Fund and to the net assets of the Fund upon liquidation or dissolution. The Fund, as a separate series of the Trust, votes separately on matters affecting only the Fund (e.g., approval of the Advisory Agreement); all series of the Trust vote as a single class on matters affecting all series jointly or the Trust as a whole (e.g., election or removal of Trustees). Voting rights are not cumulative, so that the holders of more than 50% of the shares voting in any election of Trustees can, if they so choose, elect all of the Trustees. While the Trust is not required and does not intend to hold annual meetings of shareholders, such meetings may be called by the Board in its discretion, or upon demand by the holders of 10% or more of the outstanding shares of the Trust, for the purpose of electing or removing Trustees.

The Delaware Statutory Trust Act provides that a shareholder of a Delaware statutory trust shall be entitled to the same limitation of personal liability extended to shareholders of Delaware corporations. The Declaration of Trust further provides that Trustees shall have no power to bind any shareholder personally for the payment of any sum of money other than such as the shareholder may personally agree to pay.

DETERMINATION OF SHARE PRICE

The NAV of shares of the Fund will be determined once daily ordinarily as of the scheduled close of public trading on the New York Stock Exchange (“NYSE”) (normally, 4:00 p.m. Eastern Time) on each day that the NYSE is open for trading. It is expected that the NYSE will be closed on Saturdays and Sundays and on New Year’s Day, Martin Luther King Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas. The Fund does not expect to determine the NAV of shares on any day when the NYSE is not open for trading even if there is sufficient trading in its portfolio securities on such days to materially affect the NAV per share.

In valuing the Fund’s assets for calculating NAV, readily marketable portfolio securities listed on a national securities exchange are valued at the last sale price on the business day as of which such value is being determined. If there has been no sale on such exchange on such day, the security is valued at the mean between the bid and asked prices on such day. Securities primarily traded in the Nasdaq National Market System (“Nasdaq”) for which market quotations are readily available shall be valued using the Nasdaq Official Closing Price (“NOCP”). If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices. Readily marketable securities traded only in the over-the market and not on Nasdaq are valued at the most recent trade price. All other assets of the Fund are valued in such manner as the Board in good faith deems appropriate to reflect their fair value.

Trading in foreign securities markets is normally completed well before the close of the NYSE. In addition, foreign securities trading may not take place on all days on which the NYSE is open for trading, and may occur in certain foreign markets on days on which the Fund’s NAV is not calculated. Events affecting the values of portfolio securities that occur between the time their prices are determined and the close of the NYSE will not be reflected in the calculation of NAV unless the Board deems that the particular event would affect NAV, in which case an adjustment will be made in such manner as the Board in good faith deems appropriate to determine fair market value. Assets or liabilities expressed in foreign currencies are translated, in determining NAV, into U.S. dollars based on the spot exchange rates, or at such other rates as the Advisor, pursuant to fair value procedures adopted by the Board, may determine to be appropriate.

Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Fund’s fair value procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Fund’s fair value procedures are designed to value a security at the price the Fund may reasonably expect to receive upon its sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Fund would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available.

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

The information provided below supplements the information contained in the Prospectus regarding the purchase and redemption of the Fund’s shares.

How to Buy Shares

In addition to purchasing shares directly from the Fund, you may purchase shares through certain financial intermediaries and their agents that have made arrangements with the Fund and are authorized to buy and sell shares of the Fund (collectively, “Financial Intermediaries”). Investors should contact their Financial Intermediaries directly for appropriate instructions, as well as information pertaining to accounts and any service or transaction fees that may be charged. If you transmit your order to these Financial Intermediaries before the close of regular trading (generally, 4:00 p.m., Eastern Time) on a day that the NYSE is open for business, your order will be priced at the Fund’s NAV, plus any applicable sales charge, next computed after it is received by the Financial Intermediaries. Investors should check with their Financial Intermediaries to determine if it participates in these arrangements.

The public offering price of the Fund’s shares is the NAV, plus any applicable sales charge. Shares are purchased at the public offering price next determined after the Fund Services transfer agent (the “Transfer Agent”) receives your transaction request in good order, as discussed in the Fund’s Prospectus. In order to receive that day’s public offering price, the transfer agent must receive your transaction request in good order before the close of regular trading on the NYSE, generally, 4:00 p.m., Eastern Time.

The Trust reserves the right in its sole discretion (i) to suspend the continued offering of the Fund’s shares, (ii) to reject purchase orders in whole or in part when in the judgment of the Advisor or the Distributor such rejection is in the best interest of the Fund, and (iii) to reduce or waive the minimum for initial and subsequent investments for certain fiduciary accounts or under circumstances where certain economies can be achieved in sales of the Fund’s shares.

In addition to cash purchases, the Fund’s shares may be purchased by tendering payment in-kind in the form of shares of stock, bonds or other securities. Any securities used to buy the Fund’s shares must be readily marketable; their acquisition consistent with the Fund’s objective and otherwise acceptable to the Advisor and the Board.

Automatic Investment Plan

The Fund provides an Automatic Investment Plan (“AIP”) for the convenience of investors who wish to purchase shares of the Fund on a regular basis. All record keeping and custodial costs of the AIP are paid by the Fund. The market value of the Fund’s shares is subject to fluctuation. Prior to participating in the AIP the investor should keep in mind that this plan does not assure a profit nor protect against depreciation in declining markets.

How to Sell Shares and Delivery of Redemption Proceeds

You can sell your Fund shares any day the NYSE is open for regular trading, either directly to the Fund or through your Financial Intermediary.

Payments to shareholders for shares of the Fund redeemed directly from the Fund will be made as promptly as possible, but no later than seven days after receipt by the Transfer Agent of the written request in good order, with the appropriate documentation as stated in the Prospectus, except that the Fund may suspend the right of redemption or postpone the date of payment during any period when (a) trading on the NYSE is restricted as determined by the SEC or the NYSE is closed for other than weekends and holidays; (b) an emergency exists as determined by the SEC making disposal of portfolio securities or valuation of net assets of the Fund not reasonably practicable; or (c) for such other period as the SEC may permit for the protection of the Fund’s shareholders. Under unusual circumstances, the Fund may suspend redemptions, or postpone payment for more than seven days, but only as authorized by SEC rules.

A redemption is generally treated for U.S. federal income tax purposes as a taxable sale of the redeemed shares, the consequences of which are described below in “Tax Information”.

The value of shares on redemption or repurchase may be more or less than the investor’s cost, depending upon the market value of the Fund’s portfolio securities at the time of redemption or repurchase.

Telephone Redemptions

Shareholders with telephone transaction privileges established on their account may redeem Fund shares by telephone. Upon receipt of any instructions or inquiries by telephone from the shareholder, the Fund or its authorized agents may carry out the instructions and/or to respond to the inquiry consistent with the shareholder’s previously established account service options. For joint accounts, instructions or inquiries from either party will be carried out without prior notice to the other account owners. In acting upon telephone instructions, the Fund and its agents use procedures that are reasonably designed to ensure that such instructions are genuine. These include recording all telephone calls, requiring pertinent information about the account and sending written confirmation of each transaction to the registered owner.

The transfer agent will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. If the transfer agent fails to employ reasonable procedures, the Fund and the transfer agent may be liable for any losses due to unauthorized or fraudulent instructions. If these procedures are followed, however, that to the extent permitted by applicable law, neither the Fund nor its agents will be liable for any loss, liability, cost or expense arising out of any redemption request, including any fraudulent or unauthorized request. For additional information, contact the transfer agent.

Redemptions In-Kind

The Trust has filed an election under Rule 18f-1 of the 1940 Act committing to pay in cash all redemptions by a shareholder of record up to amounts specified by the rule (in excess of the lesser of (1) $250,000 or (2) 1% of the Fund’s assets). The Fund has reserved the right to pay the redemption price of its shares in excess of the amounts specified by the rule, either totally or partially, by a distribution in-kind of portfolio securities (instead of cash). The securities so distributed would be valued at the same amount as that assigned to them in calculating the NAV for the shares being sold. If a shareholder receives a distribution in-kind, the shareholder could incur brokerage or other charges in converting the securities to cash and will bear any market risks associated with such securities until they are converted into cash. An in-kind redemption is generally treated for U.S. federal income tax purposes as a taxable sale of the redeemed shares, the consequences of which are described below in “Tax Information.”

The Fund may hold up to 15% of its net assets (plus any borrowings for investment purposes) in illiquid securities. In the unlikely event the Fund were to elect to make an in-kind redemption, the Fund expects that it would follow the normal protocol of making such distribution by way of a pro rata distribution based on its entire portfolio. Because the Fund may hold illiquid securities, such distribution may contain a pro rata portion of such illiquid securities or the Fund may determine, based on a materiality assessment, not to include illiquid securities in the in-kind redemption. The Fund does not anticipate that it would ever selectively distribute a greater than pro rata portion of any illiquid securities to satisfy a redemption request. If such securities are included in the distribution, shareholders may not be able to liquidate such securities and may be required to hold such securities indefinitely. Shareholders’ ability to liquidate such securities distributed in-kind may be restricted by resale limitations or substantial restrictions on transfer imposed by the issuers of the securities or by law. Shareholders may only be able to liquidate such securities distributed in-kind at a substantial discount from their value, and there may be higher brokerage costs associated with any subsequent disposition of these securities by the recipient.

DISTRIBUTIONS AND TAX INFORMATION

Distributions

Dividends of net investment income and distributions of net capital gains from the sale of securities are generally made annually, as described in the Prospectus. The Fund typically distributes any undistributed net investment income on or about December 31 of each year. Any net capital gains realized through the period ended October 31 of each year will also typically be distributed by December 31 of each year.

All distributions generally reduce the NAV of the Fund’s shares by the amount of the distribution. If you purchase shares prior to a distribution, the distribution will be taxable to you even though economically it may represent a return on your investment.

Each distribution by the Fund is accompanied by a brief explanation of the form and character of the distribution. In January of each year, the Fund will issue to each shareholder a statement addressing the U.S. federal income tax status of all distributions that relate to the previous year. You are responsible for the payment of taxes with respect to your investment in the Fund.

Tax Information

The following summary describes the material U.S. federal income tax consequences to United States Holders (as defined below) of shares in the Fund. This summary is based upon the Code, Treasury regulations promulgated thereunder, administrative pronouncements and judicial decisions, all as in effect as of the date of this SAI and all of which are subject to change, possibly with retroactive effect. This summary addresses only shares that are held as capital assets within the meaning of Section 1221 of the Code and does not address all of the tax consequences that may be relevant to shareholders in light of their particular circumstances or to certain types of Shareholders subject to special treatment under the Code, including, without limitation, certain financial institutions, dealers in securities or commodities, traders in securities who elect to apply a mark-to-market method of accounting, insurance companies, tax-exempt organizations, partnerships or S-corporations (and persons who own their interest in shares through a partnership or S-corporation), expatriates of the United States, persons who are subject to alternative minimum tax, persons that have a “functional currency” other than the United States dollar, persons who hold shares as a position in a “straddle” or as a part of a “hedging,” “conversion” or “constructive sale” transaction for U.S. federal income tax purposes or persons who received their shares as compensation. This summary also does not address the state, local or foreign tax consequences of an investment in the Fund.

For purposes of this discussion, a “United States Holder” means a holder of shares that for U.S. federal income tax purposes is:

•	a citizen or resident of the United States;

•
a corporation (or other entity treated as a corporation for U.S. federal income tax purposes) created or organized in the United States or under the laws of the United States, any State or the District of Columbia;

•	an estate, the income of which is includable in gross income for U.S. federal income tax purposes regardless of its source; or

•
a trust whose administration is subject to the primary supervision of a United States court and which has one or more United States persons who have the authority to control all of its substantial decisions, or which has a valid election in effect under applicable Treasury regulations to be treated as a United States person.

If a partnership (or other entity treated as a partnership for U.S. federal income tax purposes) holds shares, the tax treatment of a partner will generally depend upon the status of such person and the activities of the limited liability company or partnership. A shareholder that is a partnership should consult its own tax advisors regarding the treatment of its partners.

Prospective shareholders are urged to consult with their own tax advisors and financial planners regarding the U.S. federal income tax consequences of an investment in the Fund, the application of state, local, or foreign laws, and the effect of any possible changes in applicable tax laws on their investment in the Fund.

Tax Treatment of the Fund

Each series of the Trust is treated as a separate entity for U.S. federal income tax purposes. The Fund has elected to qualify and intends to continue to qualify annually as a regulated investment company under Subchapter M of the Code, requiring it to comply with all applicable requirements regarding its income, assets and distributions. Provided that the Fund qualifies as a regulated investment company, it is eligible for a dividends paid deduction, allowing it to offset dividends it pays to shareholders against its taxable income; if the Fund fails to qualify as a regulated investment company under Subchapter M, it will be taxed as a regular corporation.

The Fund’s policy is to distribute to its shareholders all of its taxable income, including any net realized capital gains (taking into account any capital loss carry-forward of the Fund), each year in a manner that complies with the distribution requirements applicable to regulated investment companies under the Code, and results in the Fund not being subject to any U.S. federal income or excise taxes. In particular, in order to avoid the non-deductible 4% excise tax, the Fund must also distribute (or be deemed to have distributed) by December 31 of each calendar year (1) at least 98% of its ordinary income for such year, (2) at least 98.2% of the excess of its realized capital gains over its realized capital losses for the 12-month period ending on October 31 during such year and (3) any amounts from the prior calendar year that were not distributed and on which the Fund paid no federal income tax. However, the Fund can give no assurances that its distributions will be sufficient to eliminate all U.S. federal income taxes. The Fund is not required to consider tax consequences in making or disposing of investments.

In order to qualify as a regulated investment company, the Fund must, among other things, derive at least 90% of its gross income each year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to the business of investing in stock, securities or currencies, and net income derived from an interest in a qualified publicly traded partnership. The Fund must also satisfy the following two asset diversification tests. At the end of each quarter of each taxable year, (i) at least 50% of the value of the Fund’s total assets must be represented by cash and cash items (including receivables), U.S. Government securities, the securities of other regulated investment companies, and other securities, with such other securities being limited in respect of any one issuer to an amount not greater than 5% of the value of the Fund’s total assets and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund’s total assets may be invested in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies), the securities of any two or more issuers (other than the securities of other regulated investment companies) that the Fund controls (by owning 20% or more of their outstanding voting stock) and which are determined under Treasury regulations to be engaged in the same or similar trades or businesses or related trades or businesses, or the securities of one or more qualified publicly traded partnerships. The Fund must also distribute each taxable year sufficient dividends to its shareholders to claim a dividends paid deduction equal to at least the sum of 90% of the Fund’s investment company taxable income (as adjusted under Section 852(b)(2) of the Code, but not taking into account the Fund’s dividends paid deduction; in the case of the Fund generally consisting of interest and dividend income, less expenses) and 90% of the Fund’s net tax-exempt interest, if any.

The Fund’s ordinary income generally consists of interest and dividend income, less expenses. Net realized capital gains for a fiscal period are computed by taking into account any capital loss carry-forward of the Fund.

Distributions of net investment income and net short-term capital gains are taxable to shareholders as ordinary income. For individual shareholders, a portion of the distributions paid by the Fund may be qualified dividends currently eligible for federal income taxation at long-term capital gain rates to the extent the Fund reports the amount distributed as a qualifying dividend and certain holding period requirements are met. In the case of corporate shareholders, a portion of the distributions may qualify for the inter-corporate dividends-received deduction to the extent the Fund reports the amount distributed as a qualifying dividend and certain holding period requirements are met. The aggregate amount so reported to either individual or corporate shareholders cannot, however, exceed the aggregate amount of qualifying dividends received by the Fund for its taxable year. In view of the Fund’s investment policy, it is expected that dividends from domestic corporations will be part of the Fund’s gross income and that, accordingly, part of the distributions by the Fund may be eligible for treatment as qualified dividend income by individual shareholders, or for the dividends-received deduction for corporate shareholders under federal tax law. However, the portion of the Fund’s gross income attributable to qualifying dividends is largely dependent on the Fund’s investment activities for a particular year and therefore cannot be predicted with any certainty. The Qualified dividend treatment may be eliminated if the Fund shares held by an individual investor are held for less than 61 days, and the corporate-dividends received deduction may be eliminated if the Fund shares held by a corporate investor are treated as debt-financed or are held for less than 46 days. Distributions will be taxable to you even if the share price of the Fund has declined.

The sale or exchange of Fund shares is a taxable transaction for federal income tax purposes. You will generally recognize a gain or loss on such transactions equal to the difference, if any, between the amount of your net sales proceeds and your adjusted tax basis in the Fund shares. Such gain or loss will be capital gain or loss if you held your Fund shares as capital assets. Any capital gain or loss will be treated as long-term capital gain or loss if you held the Fund shares for more than one year at the time of the sale or exchange. Any capital loss arising from the sale or exchange of shares held for six months or less, however, will be treated as long-term capital loss to the extent of the amount of net long-term capital gain distributions with regard to these shares.

A regulated investment company may elect for any taxable year to treat any portion of any qualified late year loss as arising on the first day of the next taxable year. Qualified late year losses are certain capital, and ordinary losses which occur during the portion of the Fund’s taxable period subsequent to October 31 and December 31, respectively. The Fund has elected to defer qualified late year losses of $194,557.

Tax Treatment of United States Holders – Taxation of Distributions

Distributions paid out of the Fund’s current and accumulated earnings and profits are generally dividends taxable at ordinary income rates to each shareholder. Dividends will be taxable to you even if the share price of the Fund has declined. Distributions in excess of the Fund’s current and accumulated earnings and profits will first be treated as a nontaxable return of capital up to the amount of a shareholder’s tax basis in its shares, and then as capital gain.

For individual shareholders, a portion of the dividends paid by the Fund may be qualified dividends currently eligible for U.S. federal income taxation at long-term capital gain rates to the extent the Fund reports the amount distributed as a qualifying dividend and certain shareholder level holding period requirements (discussed further below) are met. In the case of corporate shareholders, subject to certain limitations (not all of which are discussed herein), a portion of the distributions may qualify for the inter-corporate dividends-received deduction to the extent the Fund reports the amount distributed as a qualifying dividend and certain shareholder level holding period requirements (discussed further below) are met. The aggregate amount so reported to either individual or corporate shareholders cannot exceed the aggregate amount of qualifying dividends received by the Fund for its taxable year. Although no assurances can be provided, the Fund generally expects that dividends from domestic corporations will be part of the Fund’s gross income and that, accordingly, part of the distributions by the Fund may be eligible for treatment as qualified dividend income by individual shareholders, or for the dividends-received deduction for corporate shareholders. Qualified dividend treatment may be eliminated if the Fund shares held by an individual investor are held for less than 61 days, and the corporate dividends-received deduction may be eliminated if Fund shares held by a corporate investor are treated as debt-financed or are held for less than 46 days.

Distributions properly reported by the Fund as capital gain dividends (Capital Gain Dividends) will be taxable to shareholders as long-term capital gain (to the extent such distributions do not exceed the Fund’s actual net long-term capital gain for the taxable year), regardless of how long a shareholder has held Fund shares, and do not qualify as dividends for purposes of the dividends received deduction or as qualified dividend income. The Fund will report Capital Gain Dividends, if any, in written statements furnished to its shareholders.

Tax Treatment of United States Holders - Sales and Dispositions of Shares

The sale or exchange of Fund shares, including a redemption of Fund shares treated as a sale or exchange, is a taxable transaction for U.S. federal income tax purposes. A shareholder will generally recognize a capital gain or loss on any such transaction equal to the difference, if any, between the amount of its net sales proceeds and its adjusted tax basis in its Fund shares. Any capital gain or loss will be treated as long-term capital gain or loss if you held the Fund shares for more than one year at the time of the sale or exchange. Any capital loss arising from the sale or exchange of shares held for six months or less, however, will be treated as long-term capital loss to the extent of the amount of net long-term capital gain distributions with regard to these shares.

Holders of “publicly offered” shares in a regulated investment company are generally entitled to treat proceeds from a redemption upon demand of their shares as distributions in part or full payment in exchange for such their shares. The definition of publicly offered for this purpose, however, requires the shares to be (a) continuously offered pursuant to a public offering (within the meaning of section 4 of the Securities Act of 1933),(b) regularly traded on an established securities market, or (c) held by or for no fewer than 500 persons at all times during the taxable year. Holders of any class of interests in the Fund that do not satisfy these requirements should consult their tax advisors in connection with a redemption of their shares.

Tax Treatment of United States Holders - Medicare Tax

A 3.8% Medicare tax is currently imposed on net investment income earned by certain individuals, estates and trusts. “Net investment income,” for these purposes, means investment income, including ordinary and Capital Gain dividends and net gains from taxable dispositions of Fund shares, reduced by the deductions properly allocable to such income. In the case of an individual, the tax will be imposed on the lesser of (1) the shareholder’s net investment income or (2) the amount by which the shareholder’s modified adjusted gross income exceeds $250,000 (if the shareholder is married and filing jointly or a surviving spouse), $125,000 (if the shareholder is married and filing separately) or $200,000 (in any other case). This Medicare tax, if applicable, is reported by you on, and paid with, your U.S. federal income tax return.

Tax Treatment of Non-U.S. Shareholders

The foregoing discussion of U.S. federal income tax law relates solely to the application of that law to U.S. citizens or residents and U.S. domestic corporations, partnerships, trusts and estates. Each shareholder who is not a U.S. person should consider the U.S. and foreign tax consequences of ownership of shares of the Fund, including the possibility that such a shareholder may be subject to a U.S. withholding tax at a rate of 30% (or at a lower rate under an applicable income tax treaty) on amounts constituting ordinary income.

Backup Withholding

The Fund may be required to withhold 24% of certain payments to a shareholder unless the shareholder has completed and submitted to the Fund a Form W-9 providing the shareholder’s taxpayer identification number and certifying under penalties of perjury: (i) that such number is correct, (ii)  that (A) the shareholder is exempt from backup withholding, (B) the shareholder has not been notified by the IRS that the shareholder is subject to backup withholding as a result of an under-reporting of interest or dividends, or (C) the IRS has notified the shareholder that the shareholder is no longer subject to backup withholding, and (iii) the shareholder is a U.S. citizen or other U.S. person (as defined in IRS Form W-9); or (b) an exception applies under applicable law and Treasury regulations. Backup withholding is not an additional tax, and any amounts withheld may be credited against a shareholder’s ultimate U.S. federal income tax liability if proper documentation is provided. The Fund reserves the right to refuse to open an account for any person failing to provide a certified taxpayer identification number.

FATCA and Similar Foreign Rules

The Foreign Account Tax Compliance Act (“FATCA”) provisions of the Code impose a withholding tax of 30% on certain types of U.S. sourced income (e.g., dividends, interest, and other types of passive income) paid, and will be required to impose a 30% withholding tax on proceeds from the sale or other disposition of property producing U.S. sourced income paid effective January 1, 2019 to (i) foreign financial institutions (“FFIs”), including non-U.S. investment funds, unless they agree to collect and disclose to the IRS information regarding their direct and indirect U.S. account holders and (ii) certain nonfinancial foreign entities (“NFFEs”), unless they certify certain information regarding their direct and indirect U.S. owners. FATCA withholding will apply to any shareholder that does not properly certify its status as a U.S. person, or, in the case of a non-U.S. shareholder, the basis for its exemption from FATCA withholding. If the Fund is required to withhold amounts from payments pursuant to FATCA, investors will receive distributions that are reduced by such withholding amounts.

To implement FATCA, the U.S. government has entered into agreements with non-U.S. governments (and is otherwise bound via automatic exchange of information agreements in treaties) to provide reciprocal exchanges of taxpayer information to non-U.S. governments. The Fund will be required to perform due diligence reviews to classify non-U.S. entity investors for FATCA purposes. Shareholders agree to provide information necessary to allow the Fund to comply with the FATCA and similar foreign rules.

THE FUND’S PRINCIPAL UNDERWRITER AND DISTRIBUTOR

Quasar Distributors, LLC, 111 East Kilbourn Avenue, Suite 2200, Milwaukee, Wisconsin 53202, serves as the Fund’s principal underwriter and distributor in a continuous public offering of the Fund’s shares. Pursuant to a distribution agreement between the Trust, on behalf of the Fund, and the Distributor (the “Distribution Agreement”), the Distributor acts as the Fund’s principal underwriter and distributor and provides certain administrative services and arranges for the sale of the Fund’s shares. The Distributor is a registered broker-dealer under the Securities Exchange Act of 1934, as amended, and is a member of FINRA.

The Distribution Agreement will continue in effect only if such continuance is specifically approved at least annually by the Board or by vote of a majority of the Fund’s outstanding voting securities and, in either case, by a majority of the Independent Trustees. The Distribution Agreement is terminable without penalty by the Trust on behalf of the Fund on a 60-day written notice when authorized either by a majority vote of the Fund’s shareholders or by vote of a majority of the Board, including a majority of the Independent Trustees, or by the Distributor upon a 60-day written notice, and will automatically terminate in the event of its “assignment” (as defined in the 1940 Act).

Distribution Plan

The Trust, on behalf of the Advisor Class shares of the Fund, has adopted a Distribution Plan (the “Rule 12b-1 Plan”) pursuant to Rule 12b-1 under the 1940 Act under which the Fund pays the Distributor an amount which is accrued daily and paid quarterly, at an annual rate of 0.25% of the average daily net assets of the Advisor Class shares of the Fund. Amounts paid under the Rule 12b-1 Plan are paid to the Distributor to compensate it for costs of the services it provides and the expenses it bears in the distribution of the Fund’s shares, including overhead and telephone expenses; printing and distribution of prospectuses and reports used in connection with the offering of the Fund’s shares to prospective investors; and preparation, printing and distribution of sales literature and advertising materials.

Under the Rule 12b-1 Plan, the Trustees will be furnished quarterly with information detailing the amount of expenses paid under the Rule 12b-1 Plan and the purposes for which payments were made. The Rule 12b-1 Plan may be terminated at any time by vote of a majority of the Trustees of the Trust who are not interested persons. Continuation of the Rule 12b-1 Plan is considered by such Trustees no less frequently than annually. With the exception of the Distributor and the Advisor, in their capacities as the Fund’s principal underwriter and distribution coordinator, respectively, no interested person has or had a direct or indirect financial interest in the Rule 12b-1 Plan or any related agreement.

While there is no assurance that the expenditures of the Fund’s assets to finance distribution of shares will have the anticipated results, the Board believes there is a reasonable likelihood that one or more of such benefits will result, and because the Board is in a position to monitor the distribution expenses, it is able to determine the benefit of such expenditures in deciding whether to continue the Rule 12b-1 Plan.

As of the date of this SAI, the Plan has not yet been implemented.

Shareholder Servicing Plan

In addition, pursuant to a Shareholder Service Plan (the “Shareholder Servicing Plan”) adopted by the Trust on behalf of the Fund, the Advisor is authorized to engage financial institutions, securities dealers and other industry professionals (each a “Shareholder Servicing Agent”) to provide personal shareholder services relating to the servicing and maintenance of shareholder accounts not otherwise provided to the Fund. Payments made pursuant to the Shareholder Servicing Plan shall not exceed 0.10% of the average daily NAV of the Fund’s Institutional Class shares and Advisor Class shares.

Payments made under the Shareholder Servicing Plan shall be used to compensate Shareholder Servicing Agents for providing general shareholder liaison services, including, but not limited to: (i) answering inquiries from shareholders regarding account status and history, the manner in which purchases and redemptions of the Fund shares may be effected, and other matters pertaining to the Fund; (ii) assisting shareholders in designating and changing dividend options, account designations and addresses; (iii) arranging for wiring of funds and transmitting and receiving funds in connection with orders to purchase or redeem Fund shares; (iv) verifying and guaranteeing shareholder signatures in connection with orders to purchase or redeem Fund shares; (v) providing such other similar services related to the maintenance of shareholder accounts; and (vi) providing necessary personnel and facilities to conduct the activities described above.

For the fiscal year ended April 30, 2020, the Fund made payments of $24,778 under the Shareholder Servicing Plan.

MARKETING AND SUPPORT PAYMENTS

The Advisor, out of its own resources and without additional cost to the Fund or its shareholders, may provide additional cash payments or other compensation to certain financial intermediaries who sell shares of the Fund. The Advisor does not currently intend to make such payments, but reserves the right to initiate payments in the future without notice to shareholders. These payments may be divided into categories as follows:

Support Payments

Payments may be made by the Advisor to certain financial intermediaries in connection with the eligibility of the Fund to be offered in certain programs and/or in connection with meetings between the Fund’s representatives and Financial Intermediaries and their sales representatives. Such meetings may be held for various purposes, including providing education and training about the Fund and other general financial topics to assist financial intermediaries’ sales representatives in making informed recommendations to, and decisions on behalf of, their clients.

Entertainment, Conferences and Events

The Advisor also may pay cash or non-cash compensation to sales representatives of Financial Intermediaries in the form of (1) occasional gifts; (2) occasional meals, tickets or other entertainments; and/or (3) sponsorship support for the Financial Intermediaries’ client seminars and cooperative advertising. In addition, the Advisor pays for exhibit space or sponsorships at regional or national events of Financial Intermediaries.

The prospect of receiving, or the receipt of additional payments or other compensation as described above by Financial Intermediaries may provide such Financial Intermediaries and/or their salespersons with an incentive to favor sales of shares of the Fund, and other mutual funds whose affiliates make similar compensation available, over sale of shares of mutual funds (or non-mutual fund investments) not making such payments. You may wish to take such payment arrangements into account when considering and evaluating any recommendations relating to Fund shares.

As of the date of this SAI, the Advisor does not have agreements with any firms to pay such support payments. Future support payments may be structured in three ways: (1) as a percentage of net sales; (2) as a percentage of net assets; and/or (3) a flat fee.

FINANCIAL STATEMENTS

The audited financial statements and financial highlights of the Fund for the fiscal year ended April 30, 2020, as set forth in the Fund’s annual report to shareholders, including the notes thereto and the report of the registered independent public accounting firm , are incorporated by reference into this SAI. You can obtain a copy of the financial statements contained in the Fund’s Annual or Semi-Annual Report without charge by calling the Fund at 844-OAKHRST (844-625-4778).

APPENDIX A

OAKHURST ADVISORS, LLC
Proxy Voting Policies and Procedures
May 15, 2019

The policy of Oakhurst Advisors, LLC (“Oakhurst”) is to not vote proxies for clients, with the exception of its registered investment company client, the Oakhurst Strategic Defined Risk Fund (the “Oakhurst Fund”). Oakhurst has been delegated proxy voting responsibility by the Oakhurst Fund for proxies solicited on the securities held in the Oakhurst Fund’s portfolio, which is managed by Oakhurst. These policies and procedures, which may be amended from time to time, apply to the voting of such proxies by Oakhurst.

SECTION 1 - VOTING RESPONSIBILITY

Oakhurst’s Chief Compliance Officer has the responsibility of overseeing the voting of the Oakhurst Fund’s proxies received by Oakhurst. The Oakhurst Fund’s two portfolio managers are responsible for voting each proxy received (the “Responsible Voting Party”). Oakhurst may delegate to a non- affiliated third party vendor, the responsibility to vote proxies on behalf of Oakhurst.

SECTION 2- PROXY VOTING GUIDELINES

It is anticipated that most, if not all of the investments made by the Oakhurst Fund will be in securities that do not issue proxies. However, should the Oakhurst Fund invest in securities that issue proxies, the fundamental guidelines followed by Oakhurst in voting such proxies on behalf of the Oakhurst Fund will be to make every effort to ensure that the manner in which shares are voted is in the best interest of the Oakhurst Fund and the value of the specific investment.

Oakhurst may choose not to vote proxies in certain situations, such as: 1) where Oakhurst deems the cost of voting would exceed any anticipated benefit to the Oakhurst Fund, or 2) where a proxy is received for a security no longer held in the Oakhurst Fund’s portfolio (i.e., Oakhurst had previously sold the entire position).

SECTION 3 - CONFLICTS OF INTEREST

If at any time Oakhurst and/or the Responsible Voting Party become aware of any type of potential or actual material conflict of interest relating to a particular proxy proposal, they will promptly report such conflict to the Oakhurst CCO. For the purpose of this policy, a “conflict of interest” shall be deemed to occur when Oakhurst, the Oakhurst Fund’s principal underwriter, or an affiliated person of Oakhurst or a principal underwriter has a financial interest in a matter presented by a proxy to be voted on behalf of the Oakhurst Fund, other than the obligation Oakhurst incurs as investment adviser to the Oakhurst Fund, which may compromise Oakhurst’s or the Responsible Voting Party’s independence of judgment and action in voting the proxy.

Conflicts of interest will be handled by notifying and obtaining consent from the Series Portfolios Trust Board prior to voting on such proposal. To enable the Board to make an informed decision regarding the vote in question, such disclosure to the Board shall include sufficient detail regarding the matter to be voted on and the nature of the conflict. When the Board does not respond to such a conflict disclosure request or denies the request, Oakhurst shall abstain from voting the securities held by the Oakhurst

Fund.

In accordance with the Proxy Voting Policy for the Series Portfolios Trust, to the extent there is a conflict of interest between Oakhurst, the Fund’s principal underwriter, or an affiliated person of Oakhurst or a principal underwriter and the Oakhurst Fund and Oakhurst notifies the Board of such conflict, the Board may vote the proxy in accordance with the recommendation of an independent third party.

SECTION 4 - PROXY VOTING RECORDS

Oakhurst will maintain the following records under these policies and procedures:

I. A copy of all policies and procedures.
II. A copy of each proxy statement received regarding the Oakhurst Fund’s securities. III. A record of each vote cast by Oakhurst on behalf of the Oakhurst Fund.
IV. A copy of any document created by Oakhurst that was material to making a decision on how to vote proxies on behalf of the Oakhurst Fund or that memorialize the basis for that decision.
V. A copy of each written request by the Oakhurst Fund for information on how Oakhurst voted proxies on behalf of the Oakhurst Fund, and a copy of any written response by Oakhurst to any (written or verbal) request for information on how Oakhurst voted proxies on behalf of the Oakhurst Fund.

The foregoing records will be retained for at least six (6) years from the end of the year the document was created. Oakhurst may rely on one or more third parties to create and retain the records referred to in items II and III above.

SECTION 5 - REPORTING AND DISCLOSURES

A copy of these policies and procedures will be provided to the Oakhurst Fund and the Board of Trustees anytime upon request and at least annually for review and approval. In addition, information on each proxy voted will be provided to the Oakhurst Fund, in accordance with its written policies and procedures as follows:

I.    The Responsible Voting Party or designee shall complete and provide a written report to the
Oakhurst CCO and the Oakhurst Fund CCO, on a quarterly basis that includes the following:

•The name of the issuer of the portfolio security;
•The exchange ticker symbol of the portfolio security;
•The CUSIP number for the portfolio security;
•The shareholder meeting date;
•A brief identification of the matter voted on;
•Whether the matter was proposed by the issuer or by a security holder;
•Whether the registrant cast its vote on the matter;
•How the registrant cast its vote (e.g., for or against proposal, or abstain; for or withhold regarding election of directors); and
•Whether the registrant cast its vote for or against management.

II. The Oakhurst CCO shall provide the Oakhurst Fund Board of Trustees, at least annually, a copy of Oakhurst’s Proxy Voting Policy, along with a record of each proxy voted on behalf of the Oakhurst Fund, including a report on the resolution of all proxies identified by Oakhurst as involving a conflict of interest.
III. At least annually, the Oakhurst CCO shall provide to the Oakhurst Fund Board of Trustees a record of each proxy voted with respect to portfolio securities held by the Oakhurst Fund during the year. With respect to any proxies that Oakhurst has identified as involving a conflict of interest, the Oakhurst CCO shall submit a separate report indicating the nature of the conflict of interest and how that conflict was resolved with respect to the voting of the proxy.

The Oakhurst CCO and the Oakhurst Fund CCO are responsible for ensuring that Oakhurst’s proxy voting policy is properly disclosed in the Oakhurst Fund Statement of Additional Information.

SECTION 6 - FORM N-PX

The Series Portfolios Trust shall file an annual report of each proxy voted with respect to portfolio securities held by the Oakhurst Fund during the twelve-month period ended June 30 on Form N-PX not later than August 31 of each year. The Oakhurst CCO will review each draft Form N-PX prior to filing to help ensure accuracy.

SERIES PORTFOLIOS TRUST (the “Trust”)
PART C

(Oakhurst Strategic Defined Risk Fund)

OTHER INFORMATION

Item 28. Exhibits

(a)	(i)	Certificate of Trust – incorporated herein by reference to Registrant’s Registration Statement on Form N-1A filed on August 7, 2015.
	(ii)	Amended and Restated Agreement and Declaration of Trust – incorporated herein by reference to Registrant’s Registration Statement filed on Form N-1A as Post-Effective Amendment No. 4 on May 18, 2016.
(b)		Amended and Restated Bylaws – incorporated herein by reference to Registrant’s Registration Statement filed on Form N-1A as Post-Effective Amendment No. 18 on October 31, 2016.
(c)		Instruments Defining Rights of Security Holders – incorporated by reference to the Declaration of Trust and Bylaws.
(d)
Investment Advisory Agreement between the Trust, on behalf of the Oakhurst Strategic Defined Risk Fund, and Oakhurst Advisors, LLC – incorporated herein by reference to Registrant’s Registration Statement filed on Form N-1A as Post-Effective Amendment No. 11 on August 1, 2016.

(i)
Second Amendment dated June 29, 2018 to the Investment Advisory Agreement – incorporated herein by reference to Registrant’s Registration Statement filed on Form N-1A as Post-Effective Amendment No. 47 on August 21, 2018.

(e)
Distribution Agreement between the Trust, on behalf of the Oakhurst Strategic Defined Risk Fund, and Quasar Distributors, LLC – incorporated herein by reference to Registrant’s Registration Statement filed on Form N-1A as Post-Effective Amendment No. 11 on August 1, 2016.

	(i)	Novation Agreement dated March 31, 2020 – filed herewith.

(f)		Bonus or Profit Sharing Contracts – not applicable.
(g)
Custodian Agreement between the Trust and U.S. Bank, National Association – incorporated herein by reference to Registrant’s Registration Statement filed on Form N-1A as Pre-Effective Amendment No. 1 on November 5, 2015.

(i)
Amendment to Custodian Agreement with respect to Oakhurst Strategic Defined Risk Fund – incorporated herein by reference to Registrant’s Registration Statement filed on Form N-1A as Post-Effective Amendment No. 11 on August 1, 2016.

(h)	(i)
Fund Administration Servicing Agreement between the Trust and U.S. Bancorp Fund Services, LLC – incorporated herein by reference to Registrant’s Registration Statement filed on Form N-1A as Pre-Effective Amendment No. 1 on November 5, 2015.

1

(A)
Amendment to Fund Administration Servicing Agreement with respect to Oakhurst Strategic Defined Risk Fund – incorporated herein by reference to Registrant’s Registration Statement filed on Form N-1A as Post-Effective Amendment No. 11 on August 1, 2016.

(ii)
Fund Accounting Servicing Agreement between the Trust and U.S. Bancorp Fund Services, LLC – incorporated herein by reference to Registrant’s Registration Statement filed on Form N-1A as Pre-Effective Amendment No. 1 on November 5, 2015.

(A)
Amendment to Fund Accounting Servicing Agreement with respect to Oakhurst Strategic Defined Risk Fund – incorporated herein by reference to Registrant’s Registration Statement filed on Form N-1A as Post-Effective Amendment No. 11 on August 1, 2016.

(iii)
Transfer Agent Agreement between the Trust and U.S. Bancorp Fund Services, LLC – incorporated herein by reference to Registrant’s Registration Statement filed on Form N-1A as Pre-Effective Amendment No. 1 on November 5, 2015.

(A)
Amendment to Transfer Agent Agreement with respect to Oakhurst Strategic Defined Risk Fund – incorporated herein by reference to Registrant’s Registration Statement filed on Form N-1A as Post-Effective Amendment No. 11 on August 1, 2016.

	(iv)	Power of Attorney dated July 23, 2020 – filed herewith.
(v)
Operating Expenses Limitation Agreement dated June 29, 2018 – incorporated herein by reference to Registrant’s Registration Statement filed on Form N-1A as Post-Effective Amendment No. 47 on August 21, 2018.

(i)
Opinion and Consent of Counsel by Goodwin Procter LLP with respect to Oakhurst Strategic Defined Risk Fund – incorporated herein by reference to Registrant’s Registration Statement filed on Form N-1A as Post-Effective Amendment No. 11 on August 1, 2016.

(j)		Consent of Independent Registered Public Accounting Firm by Cohen Fund Audit Services – filed herewith.
(k)		Omitted Financial Statements – not applicable.
(l)		Initial Capital Agreement – incorporated herein by reference to Registrant’s Registration Statement filed on Form N-1A as Pre-Effective Amendment No. 2 on November 20, 2015.
(m)
Rule 12b-1 Plan by the Trust on behalf of the Oakhurst Strategic Defined Risk Fund – incorporated herein by reference to Registrant’s Registration Statement filed on Form N-1A as Post-Effective Amendment No. 11 on August 1, 2016.

(n)
Rule 18f-3 Plan by the Trust on behalf of the Oakhurst Strategic Defined Risk Fund – incorporated herein by reference to Registrant’s Registration Statement filed on Form N-1A as Post-Effective Amendment No. 11 on August 1, 2016.

(o)		Reserved
(p)	(i)	Code of Ethics for the Trust – incorporated herein by reference to Registrant’s Registration Statement filed on Form N-1A as Pre-Effective Amendment No. 1 on November 5, 2015.
(ii)
Code of Ethics dated May 14, 2018 for Oakhurst Advisors, LLC – incorporated herein by reference to Registrant’s Registration Statement filed on Form N-1A as Post-Effective Amendment No. 47 on August 21, 2018.

Item 29. Persons Controlled by or Under Common Control with Registrant

No person is directly or indirectly controlled by or under common control with the Registrant.

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Item 30. Indemnification

Reference is made to Article VII, Section 2 of the Registrant’s Amended and Restated Agreement and Declaration of Trust, Article VI of Registrant’s Amended and Restated Bylaws, and Section 8 of the Distribution Agreement. With respect to the Registrant, the general effect of these provisions is to indemnify any person (Trustee, officer, employee or agent, among others) who was or is a party to any proceeding by reason of their actions performed in their official or duly authorized capacity on behalf of the Trust. With respect to the Distributor, the general effect of the relevant provisions is to indemnify those entities for claims arising out of any untrue statement or material fact contained in the Funds’ Registration Statement, reports to shareholders or advertising and sales literature.

Pursuant to Rule 484 under the Securities Act of 1933, as amended, (the “1933 Act”), the Registrant furnishes the following undertaking: “Insofar as indemnification for liability arising under the 1933 Act may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.”

Item 31. Business and Other Connections of Investment Adviser

The response to this Item is incorporated by reference to the Adviser’s Uniform Application for Investment Adviser Registration (“Form ADV”) on file with the SEC. The Adviser’s Form ADV may be obtained, free of charge, at the SEC’s website at www.adviserinfo.sec.gov.

Item 32. Principal Underwriter.

(a)    Quasar Distributors, LLC, the Registrant’s principal underwriter, acts as principal underwriter for the following investment companies:

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Advisors Series Trust	Managed Portfolio Series
Aegis Funds	Manager Directed Portfolios
Allied Asset Advisors Funds	Matrix Advisors Fund Trust
Alpha Architect ETF Trust	Matrix Advisors Value Fund, Inc.
Angel Oak Funds Trust	Monetta Trust
Barrett Opportunity Fund, Inc.	Nicholas Equity Income Fund, Inc.
Bridges Investment Fund, Inc.	Nicholas Fund, Inc.
Brookfield Investment Funds	Nicholas High Income Fund, Inc.
Buffalo Funds	Nicholas II, Inc.
Chestnut Street Fund	Nicholas Ltd Edition, Inc.
Cushing® Mutual Funds Trust	North Capital Funds Trust
DoubleLine Funds Trust	Permanent Portfolio Family of Funds
ETF Series Solutions	Perritt Funds, Inc.
First American Funds, Inc.	PRIMECAP Odyssey Funds
FundX Investment Trust	Procure ETF Trust I
Glenmede Fund, Inc.	Procure ETF Trust II
Glenmede Portfolios	Professionally Managed Portfolios
GoodHaven Funds Trust	Prospector Funds, Inc.
Greenspring Fund, Inc.	Provident Mutual Funds, Inc.
Harding Loevner Funds, Inc.	RBB Fund, Inc.
Hennessy Funds Trust	RBC Funds Trust
Horizon Funds	Series Portfolios Trust
Hotchkis & Wiley Funds	Thompson IM Funds, Inc.
Intrepid Capital Management Funds Trust	TIGERSHARES Trust
Jacob Funds, Inc.	TrimTabs ETF Trust
Jensen Quality Growth Fund Inc.	Trust for Professional Managers
Kirr Marbach Partners Funds, Inc.	Trust for Advised Portfolios
Listed Funds Trust	USCA Fund Trust
LKCM Funds	USQ Core Real Estate Fund
LoCorr Investment Trust	Wall Street EWM Funds Trust
Lord Asset Management Trust	Wisconsin Capital Funds, Inc.
MainGate Trust	YCG Funds

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(b)To the best of Registrant’s knowledge, the directors and executive officers of Quasar Distributors, LLC are as follows:

Name	Address	Position with Quasar
Richard J. Berthy	Three Canal Plaza, Suite 100, Portland, ME 04101	President, Treasurer & Manager
Teresa M.K. Cowan	111 E. Kilbourn Ave., Suite 2200, Milwaukee, WI 53202	Vice President
Mark A. Fairbanks	Three Canal Plaza, Suite 100, Portland, ME 04101	Vice President
Jennifer K. DiValerio	899 Cassatt Road, 400 Berwyn Park, Suite 110, Berwyn, PA 19312	Vice President
Jennifer E. Hoopes	Three Canal Plaza, Suite 100, Portland, ME 04101	Secretary
Susan L. LaFond	111 E. Kilbourn Ave., Suite 2200, Milwaukee, WI 53202	Chief Compliance Officer - Distribution Services
Jennifer A. Brunner	111 E. Kilbourn Ave., Suite 2200, Milwaukee, WI 53202	Chief Compliance Officer - Dealer Clearing Services
Weston Sommers	Three Canal Plaza, Suite 100, Portland, ME 04101	Financial Operations Principal

(c)    Not applicable.

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Item 33. Location of Accounts and Records

The books and records required to be maintained by Section 31(a) of the Investment Company Act of 1940 are maintained at the following locations:

Records Relating to:	Are located at:
Registrant’s Fund Administrator, Fund Accountant and Transfer Agent	U.S. Bancorp Fund Services, LLC 615 East Michigan Street, 3rd Floor Milwaukee, WI 53202
Registrant’s Custodian	U.S. Bank, National Association 1555 N. Rivercenter Drive, Suite 302 Milwaukee, Wisconsin 53212
Registrant’s Distributor	Quasar Distributors, LLC 111 East Kilbourn Avenue, Suite 2200 Milwaukee, WI 53202
Registrant’s Investment Adviser	Oakhurst Advisors, LLC 1875 Century Park East, Suite 960 Los Angeles, CA 90067
Item 34. Management Services
Not applicable.
Item 35. Undertakings
Not applicable.

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SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant, Series Portfolios Trust, certifies that this Post-Effective Amendment No. 103 to its Registration Statement on Form N-1A meets all the requirements for effectiveness pursuant to Rule 485(b) of the Securities Act, and has duly caused this Post-Effective Amendment No. 103 to its Registration Statement on Form N-1A to be signed below on its behalf by the undersigned, duly authorized, in the City of Milwaukee and State of Wisconsin, on the 26th day of August, 2020.

Series Portfolios Trust

By: /s/ Ryan L. Roell
Ryan L. Roell
President

Pursuant to the requirements of the Securities Act, this Post-Effective Amendment No. 103 to its Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Daniel B. Willey*	Trustee	August 26, 2020
Daniel B. Willey

/s/ Debra McGinty-Poteet*	Trustee	August 26, 2020
Debra McGinty-Poteet

/s/ Koji Felton*	Trustee	August 26, 2020
Koji Felton

/s/ Jeanine M. Bajczyk*	Trustee	August 26, 2020
Jeanine M. Bajczyk

/s/ Ryan L. Roell	President and Principal	August 26, 2020
Ryan L. Roell	Executive Officer

/s/ Cullen O. Small*	Treasurer and Principal	August 26, 2020
Cullen O. Small	Financial Officer

*By: /s/ Ryan L. Roell
Ryan L. Roell Attorney-In Fact pursuant to Power of Attorney

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EXHIBIT INDEX

Exhibit	Exhibit No.
Novation Agreement	EX.99.e.i
Power of Attorney	EX.99.h.iv
Consent of Independent Registered Public Accounting Firm	EX.99.j

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